CHS INC.
_______________________________

NOTE PURCHASE AGREEMENT
_______________________________

Dated as of October 4, 2007

$400,000,000 6.18% Series I Senior Notes due October 4, 2017

1. AUTHORI	ZATION OF NOTES	1
2.	SALE AND PURCHASE OF NOTES		1
3.	CLOSING		1
4.	CONDITIONS TO CLOSING		2
	4.1.	Representations and Warranties	2
	4.2.	Performance; No Default	2
	4.3.	Compliance Certificates	2
	4.4.	Opinions of Counsel	2
	4.5.	Purchase Permitted By Applicable Law, etc	3
	4.6.	Sale of Other Notes	3
	4.7.	Payment of Special Counsel Fees	3
	4.8.	Private Placement Number	3
	4.9.	Changes in Corporate Structure	3
	4.10.	Offeree Letter	4
	4.11.	Proceedings and Documents	4
5.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY		4
	5.1.	Organization; Power and Authority	4
	5.2.	Authorization, etc	4
	5.3.	Disclosure	5
	5.4.	Organization and Ownership of Shares of Subsidiaries; Affiliates	5
	5.5.	Financial Statements; Material Liabilities	6
	5.6.	Compliance with Laws, Other Instruments, etc	6
	5.7.	Governmental Authorizations, etc	6
	5.8.	Litigation; Observance of Agreements, Statutes and Orders	7
	5.9.	Taxes	7
	5.10.	Title to Property; Leases	7
	5.11.	Permits and Other Operating Rights	8
	5.12.	Intellectual Property	8
	5.13.	Compliance with ERISA	8
	5.14.	Private Offering by the Company	9
	5.15.	Use of Proceeds; Margin Regulations	9
	5.16.	Existing Debt; Future Liens	10
	5.17.	Foreign Assets Control Regulations, etc	10
	5.18.	Status under Certain Statutes	11
	5.19.	Environmental Matters	11
	5.20.	Solvency	11
	5.21.	Hostile Tender Offers	11
	5.22.	Ranking of Notes	12
6.	REPRESENTATIONS OF THE PURCHASER		12
	6.1.	Purchase for Investment	12
	6.2.	Source of Funds	12
7.	INFORMATION AS TO COMPANY		13
	7.1.	Financial and Business Information	13
	7.2.	Officer’s Certificate	16
	7.3.	Inspection	17
8.	Interest; PAYMENT OF THE NOTES		17
	8.1.	Interest Payments	17
	8.2.	Required Principal Payments	17
	8.3.	Optional Prepayments with Make-Whole Amount	19
	8.4.	Allocation of Partial Prepayments	19
	8.5.	Maturity; Surrender, etc	19
	8.6.	Purchase of Notes	20
	8.7.	Make-Whole Amount	20
9.	AFFIRMATIVE COVENANTS		21
	9.1.	Compliance with Law	21
	9.2.	Insurance	21
	9.3.	Maintenance of Properties	22
	9.4.	Payment of Taxes and Claims	22
	9.5.	Corporate Existence, etc	22
	9.6.	Pari Passu	23
10.	NEGATIVE COVENANTS		23
	10.1.	Transactions with Affiliates	23
	10.2.	Merger, Consolidation, etc	23
	10.3.	Funded Debt to Consolidated Cash Flows	24

10.4.	Adjusted Consolidated Funded Debt to Consolidated Members’ and Patrons’ Equity 24

	10.5.	Priority Debt	24
	10.6.	Liens	24
	10.7.	Sale of Assets	27
	10.8.	Line of Business	30
	10.9.	Subsidiary Distribution Restrictions	30
	10.10.	Subsidiary Preferred Stock	30
	10.11.	Issuance of Stock by Subsidiaries	30
	10.12.	Terrorism Sanctions Regulations.	30
11.	EVENTS OF DEFAULT		31
12.	REMEDIES ON DEFAULT, ETC		32
	12.1.	Acceleration	33
	12.2.	Other Remedies	33
	12.3.	Rescission	33
	12.4.	No Waivers or Election of Remedies, Expenses, etc	34
13.	REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES		34
	13.1.	Registration of Notes	34
	13.2.	Transfer and Exchange of Notes	34
	13.3.	Replacement of Notes	35
14.	PAYMENTS ON NOTES		35
	14.1.	Place of Payment	35
	14.2.	Home Office Payment	35
15.	EXPENSES, ETC		36
	15.1.	Transaction Expenses	36
	15.2.	Survival	36
16.	SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT			36
17.	AMENDMENT AND WAIVER		37
	17.1.	Requirements	37
	17.2.	Solicitation of Holders of Notes	37
	17.3.	Binding Effect, etc	37
	17.4.	Notes held by Company, etc	38
18.	NOTICES		38
19.	REPRODUCTION OF DOCUMENTS		38
20.	CONFIDENTIAL INFORMATION		39
21.	SUBSTITUTION OF PURCHASER		40
22.	MISCELLANEOUS		40
	22.1.	Successors and Assigns	40
	22.2.	Payments Due on Non-Business Days	40
	22.3.	Accounting Terms	40
	22.4.	Severability	41
	22.5.	Construction	41
	22.6.	Counterparts	41
	22.7.	Governing Law	41
	22.8.	Jurisdiction and Process; Waiver of Jury Trial	41

Schedules and Exhibits

Tab A:	Schedule A	—	Information Relating to Purchasers

Tab B:	Schedule B	—	Defined Terms

Tab C:	Schedule 4.9	—	Changes in Corporate Structure

	Schedule 5.3	—	Disclosure Materials
	Schedule 5.4	—	Subsidiaries of the Company and Ownership of Subsidiary Stock
	Schedule 5.5	—	Financial Statements
	Schedule 5.6	—	Restrictions on Debt
	Schedule 5.12	—	Intellectual Property
	Schedule 5.16	—	Existing Debt
Tab D:	Exhibit 1	—	Form of 6.18% Series I Senior Notes due October 4, 2017

Tab E:	Exhibit 4.4(a)	—	Form of Opinion of General Counsel for the Company

Tab F:	Exhibit 4.4(b)	—	Form of Opinion of Special Counsel for the Purchasers

CHS INC.
5500 Cenex Drive
Inver Grove Heights, MN 55077

$400,000,000 6.18% Series I Senior Notes due October 4, 2017

Dated as of October 4, 2007

To Each of The Purchasers Listed in
Schedule A Hereto:

Ladies and Gentlemen:

CHS Inc., a nonstock agricultural cooperative corporation organized under the laws of the State of Minnesota (the “Company”), agrees with each of the purchasers whose names appear at the end hereof (each, a “Purchaser” and, collectively, the “Purchasers”) as follows:

1.	AUTHORIZATION OF NOTES.

The Company will authorize the issue and sale of $400,000,000 aggregate principal amount of its 6.18% Series I Senior Notes due October 4, 2017 (the “Notes”, such term to include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement). The Notes shall be substantially in the form set out in Exhibit 1. Certain capitalized terms used in this Agreement are defined in Schedule B hereto; references to a “Schedule” or an “Exhibit” are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement; and references to a “Section” are, unless otherwise specified, references to a Section of this Agreement.

2.	SALE AND PURCHASE OF NOTES.

Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount specified opposite such Purchaser’s name in Schedule A at the purchase price of 100% of the principal amount thereof. The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.

3.	CLOSING.

The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Bingham McCutchen LLP, 399 Park Avenue, New York, New York 10022 at 10:00 a.m., local time, at a closing (the “Closing”) on October 4, 2007. At the Closing, the Company will deliver to each Purchaser the Notes to be purchased by such Purchaser in the form of a single Note (or such greater number of Notes in denominations of at least $500,000 as such Purchaser may request), dated the date of the Closing and registered in such Purchaser’s name (or in the name of its nominee), as indicated in Schedule A, against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to Wells Fargo Bank, San Francisco, California, routing number 121000248, account number 0000044070, Beneficiary: CHS Inc.. If at the Closing the Company shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

4.	CONDITIONS TO CLOSING.

Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the following conditions:

4.1. Representations and Warranties.

The representations and warranties of the Company in this Agreement shall be correct when made and at the time of the Closing.

4.2. Performance; No Default.

The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by the Company prior to or at the Closing and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.15) no Default or Event of Default shall have occurred and be continuing. Neither the Company nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Sections 10.1, 10.3, 10.4, 10.5, 10.7, 10.11 or 10.12 hereof had such Sections applied since such date.

4.3. Compliance Certificates.

(a) Officer’s Certificate.  The Company shall have delivered to such Purchaser an Officer’s Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

(b) Secretary’s Certificate.  The Company shall have delivered to such Purchaser a certificate, signed on its behalf by its Secretary or its Assistant Secretary, and one other officer of the Company, dated the date of the Closing, certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and this Agreement.

4.4. Opinions of Counsel.

Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of the Closing, from (a) David A. Kastelic, General Counsel for the Company, substantially in the form set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to the Purchasers) and (b) Bingham McCutchen LLP, the Purchasers’ special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(b) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

4.5. Purchase Permitted By Applicable Law, etc.

On the date of the Closing, such Purchaser’s purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

4.6. Sale of Other Notes.

Contemporaneously with the Closing, the Company shall sell to each other Purchaser and each other Purchaser shall purchase the Notes to be purchased by it at the Closing as specified in Schedule A.

4.7. Payment of Special Counsel Fees.

Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one (1) Business Day prior to the Closing.

4.8. Private Placement Number.

A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for the Notes.

4.9. Changes in Corporate Structure.

Except as specified in Schedule 4.9, the Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

4.10. Offeree Letter.

Banc of America Securities LLC shall have delivered to the Company, their counsel, such Purchaser, and its special counsel an offeree letter, in form and substance satisfactory to such Purchaser, confirming the manner of the offering of the Notes by Banc of America Securities LLC.

4.11. Proceedings and Documents.

All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request.

5.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each Purchaser that:
5.1.	Organization; Power and Authority.

The Company is a nonstock agricultural cooperative corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof.

5.2. Authorization, etc.

The Company has all requisite corporate power to own and operate its respective properties and to conduct its business as currently conducted and as currently proposed to be conducted. The Company has all requisite corporate power to execute, deliver and perform its obligations under this Agreement and the Notes. The Company has taken all necessary corporate action to authorize the execution and delivery of, and the performance of its obligations under, this Agreement and the Notes, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except, in each case, as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.3. Disclosure.

The Company, through its agent, Banc of America Securities LLC has delivered to each Purchaser a copy of a Confidential Private Placement Memorandum, dated September, 2007 (the “Memorandum”), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries. Except as disclosed in Schedule 5.3, this Agreement, the Memorandum and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company in connection with the transactions contemplated hereby and identified in Schedule 5.3, and the financial statements listed in Schedule 5.5 (this Agreement, the Memorandum and such documents, certificates or other writings and such financial statements being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements herein or therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Disclosure Documents, since August 31, 2006, there has been no change in the financial condition, operations, business or properties of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.

5.4. Organization and Ownership of Shares of Subsidiaries; Affiliates.

(a) Schedule 5.4 contains (except as noted therein) complete and correct lists of (i) the Company’s Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, (ii) the Company’s Affiliates, other than Subsidiaries, and (iii) the Company’s directors and senior officers.

(b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company or its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

(c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

(d) No Subsidiary is a party to, or otherwise subject to any legal, regulatory, contractual or other restriction (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law or similar statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

5.5. Financial Statements; Material Liabilities.

The Company has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments). The Company and its Subsidiaries do not have any Material liabilities that are not disclosed on such financial statements or otherwise disclosed in the Disclosure Documents.

5.6. Compliance with Laws, Other Instruments, etc.

The execution, delivery and performance by the Company of this Agreement and the Notes will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary. The Company is not a party to any contract or agreement or subject to any charter or other corporate restrictions which materially and adversely affects its business, property, assets, financial condition or results of operations, and the Company is not a party to, or otherwise subject to any provision contained in, any instrument evidencing Debt of the Company, any agreement relating thereto or any other contract or agreement (including its charter) which limits the amount of, or otherwise imposes restrictions on the incurring of, Debt of the Company of the type to be evidenced by the Notes except as set forth in the agreements listed in Schedule 5.6 attached hereto. The provisions of this Agreement and the Notes do not contravene any agreement listed in Schedule 5.6.

5.7. Governmental Authorizations, etc.

No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Notes.

5.8. Litigation; Observance of Agreements, Statutes and Orders.

(a) There are no actions, suits, investigations or proceedings pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any Subsidiary or any properties or rights of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(b) Neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including, without limitation, Environmental Laws or the USA Patriot Act) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

5.9. Taxes.

The Company and its Subsidiaries have filed all Federal, state and, to the knowledge of the officers of the Company, other tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not individually or in the aggregate Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate. The Federal income tax liabilities of the Company and its Subsidiaries have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended August 31, 2004. The Company is a cooperative association taxed under the provisions of “subchapter T” of the Code and the Company does not presently intend to alter its status as a subchapter T cooperative association for Federal income tax purposes.

5.10. Title to Property; Leases.

Except for minor defects in title which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, the Company has and each of its Subsidiaries has good and indefeasible title to its respective real properties (other than properties which it leases) and good title to all of its other respective properties and assets that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

5.11. Permits and Other Operating Rights.

The Company and each Subsidiary of the Company has all such valid and sufficient certificates of convenience and necessity, franchises, licenses, permits, operating rights and other authorizations from all Governmental Authorities having jurisdiction over the Company or any Subsidiary or any of its properties, as are necessary for the ownership, operation and maintenance of its businesses and properties, as presently conducted and as proposed to be conducted while the Notes are outstanding, subject to exceptions and deficiencies which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, and such certificates of convenience and necessity, franchises, licenses, permits, operating rights and other authorizations from all Governmental Authorities or any of its properties are free from restrictions or conditions which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

5.12. Intellectual Property.

Except as disclosed in Schedule 5.12,

(a) the Company and its Subsidiaries own or possess all patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others;

(b) to the best knowledge of the Company, no product or practice of the Company or any Subsidiary infringes in any material respect any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned by any other Person; and

(c) to the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its Subsidiaries with respect to any patent, copyright, proprietary software, service mark, trademark, trade name or other right owned or used by the Company or any of its Subsidiaries.

5.13. Compliance with ERISA.

(a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA (aside from ordinary claims for benefits under the Plans) or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 401(a)(29) or 412 of the Code or section 4068 of ERISA, other than such liabilities or Liens as would not be individually or in the aggregate Material.

(b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by more than $15,000,000 for any single Plan or by more than $20,000,000, in the aggregate, for all such Plans. The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA.

(c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

(d) The expected postretirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material.

(e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company to each Purchaser in the first sentence of this Section 5.13(e) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by such Purchaser.

5.14. Private Offering by the Company.

Since September 30, 2006, neither the Company nor anyone acting on its behalf has, directly or indirectly, offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than 65 other Institutional Investors (as defined in clause (c) of the definition of such term), each of which has been offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any securities or “blue sky” laws of any applicable jurisdiction.

5.15. Use of Proceeds; Margin Regulations.

The Company will apply the proceeds of the sale of the Notes for working and general capital requirements. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 5% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 5% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

5.16. Existing Debt; Future Liens.

(a) Except as described therein, Schedule 5.16 sets forth a complete and correct list of all outstanding Debt of the Company and its Subsidiaries in excess of $10,000,000 or having commitments in excess thereof as of the date of the Closing. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of the Company or such Subsidiary and no event or condition exists with respect to any Debt of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b) The aggregate amount of all outstanding Debt of the Company and its Subsidiaries not set forth on Schedule 5.16 does not exceed $5,000,000.

(c) Except as disclosed in Schedule 5.16, neither the Company nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.6.

(d) Neither the Company nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Debt of the Company or such Subsidiary, any agreement relating thereto or any other agreement (including, but not limited to, its charter or other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Debt of the Company, except as specifically indicated in Schedule 5.16.

5.17. Foreign Assets Control Regulations, etc.

(a) Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

(b) Neither the Company nor any Subsidiary (i) is a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti Terrorism Order or (ii) knowingly engages in any dealings or transactions with any such Person. The Company and its Subsidiaries are in compliance, in all material respects, with the USA Patriot Act.

(c) No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977.

5.18. Status under Certain Statutes.

Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 2005, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

5.19. Environmental Matters.

(a) Neither the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Company or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

(b) Neither the Company nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

(c) Neither the Company nor any of its Subsidiaries has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them and has not disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect.

(d) All buildings on all real properties now owned, leased or operated by the Company or any of its Subsidiaries are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

5.20. Solvency.

The Company, after giving effect to the transactions contemplated by this Agreement and the Notes, will not be engaged in any business or transaction, or about to engage in any business or transaction, for which the Company has unreasonably small assets or capital (within the meaning of the Uniform Fraudulent Transfer Act, the Uniform Fraudulent Conveyance Act and Section 548 of Title 11 of the United States Code), and the Company does not have any intent to hinder, delay or defraud any Person to which it is, or will become, on or after the date of Closing, indebted to or to incur debts that would be beyond its ability to pay as they mature.

5.21. Hostile Tender Offers.

None of the proceeds of the sale of any Notes will be used to finance a Hostile Tender Offer.

5.22. Ranking of Notes.

The Company’s obligations under the Notes and this Agreement will, upon issuance of the Notes, rank at least pari passu, without preference or priority, with all of its other outstanding unsecured and unsubordinated obligations, except for those obligations that are, or are liable to be, mandatorily preferred by law.

6.	REPRESENTATIONS OF THE PURCHASER.

6.1. Purchase for Investment.

Each Purchaser severally represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

6.2. Source of Funds.

Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

(a) the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

(b) the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

(c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d) the Source constitutes assets of an “investment fund” (within the meaning of Part V of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part V of the QPAM Exemption), no employee benefit plan’s assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of “control” in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this clause (d); or

(e) the Source constitutes assets of a “plan(s)” (within the meaning of Section IV of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Section IV(d) of the INHAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or

(f) the Source is a governmental plan; or

(g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or

(h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms “employee benefit plan”, “governmental plan” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.

7.	INFORMATION AS TO COMPANY.

7.1. Financial and Business Information.

The Company shall deliver to each holder of Notes that is an Institutional Investor:

(a) Quarterly Statements — within 45 days (or such shorter period as is 15 days greater than the period applicable to the filing of the Company’s Quarterly Report on Form 10-Q (the “Form 10-Q”) with the SEC regardless of whether the Company is subject to the filing requirements thereof) after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

(i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and

(ii) consolidated statements of income, changes in members’ equity and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company’s Form 10-Q prepared in compliance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(a), provided, further, that the Company shall be deemed to have made such delivery of such Form 10-Q if it shall have timely made such Form 10-Q available on “EDGAR” and on its home page on the worldwide web (at the date of this Agreement located at: http//www.chsinc.com) and shall have given each holder of Notes prior notice of such availability on EDGAR and on its home page in connection with each delivery (such availability and notice thereof being referred to as “Electronic Delivery”);

(b) Annual Statements — within 90 days (or such shorter period as is 15 days greater than the period applicable to the filing of the Company’s Annual Report on Form 10-K (the “Form 10-K”) with the SEC regardless of whether the Company is subject to the filing requirements thereof) after the end of each fiscal year of the Company, duplicate copies of,

(i) consolidated and consolidating balance sheets of the Company and its Subsidiaries, as at the end of such year, and

(ii) consolidated and consolidating statements of income and cash flows and a consolidated statement of members’ equity of the Company and its Subsidiaries, for such year,

setting forth in each case, in comparative form, the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances; provided that the delivery within the time period specified above of the Company’s Form 10-K for such fiscal year (together with the Company’s annual report to members, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(b), provided, further, that the Company shall be deemed to have made such delivery of such Form 10-K if it shall have timely made Electronic Delivery thereof;

(c) SEC and Other Reports — promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to its public securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company or any Subsidiary with the SEC and of all press releases and other statements made available generally by the Company or any Subsidiary to the public concerning developments that are Material;

(d) Notice of Default or Event of Default — promptly, and in any event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

(e) ERISA Matters — promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

(i) with respect to any Plan, any reportable event, as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

(ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

(iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

(f) Notices from Governmental Authority — promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect; and

(g) Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes; and

(h) Information Required by Rule 144A – with reasonable promptness, upon the request of any such holder, such financial and other information as such holder may reasonably determine to be necessary in order to permit compliance with the information requirements of Rule 144A under the Securities Act in connection with the resale of Notes, except at such times as the Company is subject to and in compliance with the reporting requirements of section 13 or 15(d) of the Exchange Act.

7.2. Officer’s Certificate.

Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) hereof shall be accompanied by a certificate of a Senior Financial Officer setting forth (which, in the case of Electronic Delivery of any such financial statements, shall be by separate concurrent delivery of such certificate to each holder of Notes):

(a) Covenant Compliance — the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Sections 10.3 through and including 10.5 and Section 10.7 hereof, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

(b) Event of Default — a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

7.3. Inspection.

The Company shall permit the representatives of each holder of Notes that is an Institutional Investor:

(a) No Default — if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company or any Subsidiary, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company’s officers, and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

(b) Default — if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.

8.	INTEREST; PAYMENT OF THE NOTES.

8.1. Interest Payments.

Interest on the Notes shall accrue on the unpaid principal balance of the Notes at the rates and shall be computed on the basis as described in the Notes. Interest shall be due and payable as provided in the Notes.

8.2. Required Principal Payments.

(a) Required Principal Payments. The Company shall pay, and there shall become due and payable with respect to the Notes, the principal amount of $80,000,000 (each such payment a “Required Principal Payment”) on October 4 in each year commencing on October 4, 2013 to and including October 4, 2016; provided, however, that the principal amount of the Notes prepaid or purchased pursuant to Section 8.3 shall be applied against the principal amount of the Notes due at maturity and each Required Principal Payment becoming due under this Section 8.2(a) in inverse order of their scheduled due dates; and provided further that upon any partial prepayment of the Notes pursuant to Section 8.2(b) or Section 10.7, the principal amount of each Required Principal Prepayment of the Notes becoming due under this Section 8.2(a) on and after the date of such prepayment shall be reduced in the same proportion as the aggregate unpaid principal amount of the Notes is reduced as a result of such prepayment. Each Required Principal Payment shall be at 100% of the principal amount paid, together with interest accrued thereon to the date of payment. The entire remaining outstanding principal amount of the Notes, together with all accrued and unpaid interest thereon, shall be due and payable on October 4, 2017.

(b) Offer to Pay Notes Upon Change in Control.

(i) Notice and Offer. The Company will not take any action that consummates or finalizes a Change in Control unless at least thirty (30) days prior to such action it shall have given to each holder of the Notes written notice of such impending Change in Control. The Company will, within five (5) Business Days after any Responsible Officer has knowledge of the occurrence of any Change in Control, give written notice of such Change in Control to each holder of Notes in the manner set forth in Section 18. If a Change in Control has occurred, such written notice shall contain, and shall constitute an irrevocable offer to prepay all or (at such holder’s option) any portion of the Notes held by such holder on a date specified in such notice (the “Proposed Prepayment Date”) that is not less than thirty (30) days and not more than sixty (60) days after the date of such notice. If the Proposed Prepayment Date shall not be specified in such notice, the Proposed Prepayment Date shall be the 30th day after the date such notice shall have been sent by the Company. In no event will the Company take any action to consummate or finalize a Change in Control unless the Company has given the notice required by this Section 8.2(b)(i) and, contemporaneously with such action, the Company prepays all Notes required to be prepaid in accordance with Section 8.2(b)(ii) hereof.

(ii) Acceptance and Payment. A holder of Notes may accept the offer to prepay made pursuant to Section 8.2(b)(i) by causing a notice of acceptance of such offered prepayment (specifying in such notice the amount of Notes with respect to which such acceptance applies) to be delivered to the Company prior to the Proposed Prepayment Date (it being understood that the failure by a holder to respond to such written offer of prepayment prior to the Proposed Prepayment Date shall be deemed to constitute a rejection of such offer with respect to all Notes held by such holder). If so accepted, such offered prepayment shall be due and payable on the Proposed Prepayment Date. Such offered prepayment shall be made at 100% of the principal amount of such Notes so prepaid, plus interest on all such Notes accrued to the Proposed Prepayment Date. If the Company shall at any time receive an acceptance of an offer to prepay Notes pursuant to this Section 8.2(b)(ii) from some, but not all of, the holders of the Notes, then the Company will, within two (2) Business Days after the receipt of such acceptance, give written notice of such acceptance to each other holder of the Notes.

(iii) Officer’s Certificate. Each offer to prepay the Notes pursuant to Section 8.2(b) shall be accompanied by a certificate, executed by a Responsible Officer of the Company and dated the date of such offer, specifying:

(A) the Proposed Prepayment Date;

(B) that such payment is to be made pursuant to the provisions of Section 8.2(b) of this Agreement;

(C) the outstanding principal amount as of the Proposed Prepayment Date of each Note offered to be prepaid;

(D) the unpaid interest that would be due on each such Note offered to be prepaid, accrued to the date fixed for payment;

(E) that the conditions of Section 8.2(b) have been fulfilled; and

(F) in reasonable detail, the nature and date or proposed date of the Change in Control.

8.3. Optional Prepayments with Make-Whole Amount.

The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in integral multiples of $1,000,000 and in a minimum amount of $5,000,000, at 100% of the principal amount so prepaid, plus interest thereon to the prepayment date and the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.3 not less than ten (10) Business Days and not more than sixty (60) days prior to the date fixed for such prepayment. Each such notice shall specify such prepayment date (which shall be a Business Day), the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.4), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two (2) Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date. Any partial prepayment of the Notes pursuant to this Section 8.3 shall be applied in satisfaction of required payments of principal in inverse order of their scheduled due dates.

8.4. Allocation of Partial Prepayments.

In the case of each partial prepayment of the Notes pursuant to Section 8.3, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

8.5. Maturity; Surrender, etc.

In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and, in the case of any such prepayment pursuant to Section 8.3, the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

8.6. Purchase of Notes.

The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

8.7. Make-Whole Amount.

The term “Make-Whole Amount” means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

“Called Principal” means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.3 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Note, 0.50% plus the yield to maturity calculated by using (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date on screen “PX 1” on the Bloomberg Financial Market Service (or such other display on the Bloomberg Financial Market Service as may be agreed upon by the Company and the Required Holders having the same information if “PX-1” is replaced by Bloomberg Financial Market Service) for the most recently issued, actively traded, on-the-run benchmark U.S. Treasury securities, having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. In either case, the yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly on a straight line basis between (1) the applicable U.S. Treasury security with the maturity closest to and greater than the Remaining Average Life and (2) the applicable U.S. Treasury security with the maturity closest to and less than the Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

“Remaining Average Life” means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (a) such Called Principal into (b) the sum of the products obtained by multiplying (i) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (ii) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.3 or 12.1.

“Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.3 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

9.	AFFIRMATIVE COVENANTS.

The Company covenants that so long as any of the Notes are outstanding:
9.1.	Compliance with Law.

The Company will and will cause each of its Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, ERISA, the USA Patriot Act and Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.2. Insurance.

The Company will and will cause each of its Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated; provided, however, the Company may, to the extent permitted by law, provide for appropriate self-insurance with respect to workers’ compensation.

9.3. Maintenance of Properties.

The Company will and will cause each of its Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.4. Payment of Taxes and Claims.

The Company will and will cause each of its Subsidiaries to file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, and to pay and discharge all amounts payable for work, labor and materials, in each case to the extent such taxes, assessments, charges, levies and amounts have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary, provided that neither the Company nor any Subsidiary need pay any such tax, assessment, charge, levy or amount payable if (a) the amount, applicability or validity thereof is being actively contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (b) the nonpayment of all such taxes, assessments, charges, levies and amounts payable in the aggregate could not reasonably be expected to have a Material Adverse Effect.

9.5. Corporate Existence, etc.

Subject to Section 10.2, the Company will at all times preserve and keep in full force and effect its corporate existence and will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries, except to the extent that, with respect to Subsidiaries, in the good faith judgment of the Company, the failure to do so could not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect. The Company will at all times preserve and keep in full force and effect all certificates of convenience and necessity, rights and franchises, licenses, permits, operating rights and other authorization from any Governmental Authorities as are necessary for the ownership, operation and maintenance of its and its Subsidiaries’ respective businesses and properties, unless the termination of or failure to preserve and keep in full force and effect such right, certificate or franchise, license, permit, operating right or other authorization would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

9.6. Pari Passu.

The Company covenants that all Debt owing under the Notes and under this Agreement will rank at least pari passu with all its other present and future unsecured Senior Debt.

10.	NEGATIVE COVENANTS.

The Company covenants that so long as any of the Notes are outstanding:
10.1.	Transactions with Affiliates.

The Company will not, and will not permit any Subsidiary to, enter into directly or indirectly any transaction or Material group of related transactions (including, without limitation, the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate, except in the ordinary course and pursuant to the reasonable requirements of the Company’s or such Subsidiary’s business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate.

10.2. Merger, Consolidation, etc.

The Company will not, and will not permit any Subsidiary to, directly or indirectly, consolidate with, or merge into, any other Person or permit any other Person to consolidate with, or merge into, it, or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person, except that

(a) any Subsidiary may consolidate with, or merge into, the Company or any Wholly-Owned Subsidiary if the Company or such Wholly-Owned Subsidiary is the surviving corporation; and

(b) the Company may consolidate with, or merge into, any other Person, or permit any other Person to consolidate with, or merge into, it, if

(i) the successor formed by such consolidation or the survivor of such merger (the “Surviving Corporation”), is a solvent corporation organized under the laws of the United States of America or any State thereof (including the District of Columbia),

(ii) if the Company is not the Surviving Corporation, (A) the Surviving Corporation shall have executed and delivered to each holder of the Notes its written assumption of the due and punctual performance and payment of each covenant and condition of the Company in this Agreement and the Notes, which assumption shall be in form and substance approved in writing by the Required Holders, and (B) the Company shall have caused to be delivered to each holder of the Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof, and

(iii) immediately after giving effect to such transaction,

(A) no Default or Event of Default shall exist, and

(B) the Surviving Corporation and its Subsidiaries are permitted to incur at least $1.00 of additional Priority Debt under the provisions of Section 10.5.

No such conveyance, transfer or lease of substantially all of the assets of the Company shall have the effect of releasing the Company or any successor corporation or limited liability company that shall theretofore have become such in the manner prescribed in this Section 10.2 from its liability under this Agreement or the Notes.

10.3. Consolidated Funded Debt to Consolidated Cash Flow.

The Company will not permit the ratio of (i) Consolidated Funded Debt to (ii) Consolidated Cash Flow determined as of the end of the four fiscal quarter period then most recently ended, to exceed 3.00 to 1.00 at any time.

10.4. Adjusted Consolidated Funded Debt to Consolidated Members’ and Patrons’ Equity.

The Company shall not permit the ratio of Adjusted Consolidated Funded Debt to Consolidated Members’ and Patrons’ Equity to exceed .80 to 1.00 at any time.

10.5. Priority Debt.

The Company covenants that it will not, and will not permit any of its Subsidiaries to, directly or indirectly, create, issue, incur or assume any Priority Debt if after giving effect thereto the aggregate outstanding principal amount of all Priority Debt would exceed 20% of Consolidated Net Worth at the time of such creation, issuance, incurrence or assumption.

10.6. Liens.

The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly create, incur, assume or suffer to be created, incurred or assumed or to exist (upon the happening of a contingency or otherwise), any Lien on or with respect to any property of the Company or any such Subsidiary, whether now owned or held or hereafter acquired (unless provision is made whereby the Notes will be equally and ratably secured with any and all other obligations thereby secured as provided in the last paragraph of this Section 10.6), except:

(a) Liens for taxes, assessments or other governmental charges or levies securing obligations not overdue, or if overdue, being actively contested in good faith by appropriate proceedings that will prevent the forfeiture or sale of any property, provided that adequate reserves are established in accordance on the books of the Company or a Subsidiary of the Company in accordance with GAAP;

(b) attachment, judgment and other similar Liens arising in connection with court proceedings, provided the execution or other enforcement of such Lien(s) is effectively stayed and the claims secured thereby are being actively contested in good faith in such manner that the property subject to such Lien(s) is not subject to forfeiture or sale, and further provided that adequate reserves are established on the books of the Company or a Subsidiary of the Company in accordance with GAAP;

(c) Liens incidental to the normal conduct of the business of the Company or a Subsidiary of the Company or to the ownership by the Company or a Subsidiary of its property which were not incurred in connection with the borrowing of money or the obtaining of credit or advances and which do not in the aggregate materially detract from the value of the property of the Company or any Subsidiary of the Company for the purpose of such business or materially impair the use thereof in the operation of the business of the Company or any Subsidiary of the Company, including, without limitation, Liens

(i) in connection with workers’ compensation, unemployment insurance, social security and other like laws,

(ii) to secure (or to obtain letters of credit that secure) the performance of tenders, statutory obligations, surety and performance bonds (of a type other than set forth in Section 10.6(b)), bids, leases (other than Capital Leases), purchase, construction or sales contracts and other similar obligations, in each case not incurred or made in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property,

(iii) to secure the claims or demands of materialmen, mechanics, carriers, warehousemen, vendors, repairmen, landlords, lessors and other like Persons, arising in the ordinary course of business, and

(iv) in the nature of reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other similar title exceptions or encumbrances affecting real property;

provided that any amounts secured by such Liens are not yet due and payable.

(d) Liens existing as of the date of this Agreement securing Debt and set forth on Schedule 5.16 hereto;

(e) any Lien renewing, extending or refunding any Lien permitted by clause (d) of this Section 10.6, provided that (a) the principal amount of the Debt secured by such Lien immediately prior to such extension, renewal or refunding is not increased or the maturity thereof reduced, (b) such Lien is not extended to any other property, and (c) immediately after such extension, renewal or refunding no Default or Event of Default would exist;

(f) Liens on property of the Company or any of its Subsidiaries securing Debt owing to the Company or to any of its Wholly-Owned Subsidiaries;

(g) any Lien created to secure all or any part of the purchase price or cost of construction, or to secure Debt incurred or assumed to pay all or a part of the purchase price or cost of construction, of any property (or any improvement thereon) acquired or constructed by the Company or a Subsidiary of the Company after the date of the Closing, provided that

(i) no such Lien shall extend to or cover any property other than the property (or improvement thereon) being acquired or constructed or rights relating solely to such item or items of property (or improvement thereon),

(ii) the principal amount of Debt secured by any such Lien shall at no time exceed an amount equal to the lesser of (A) the cost to the Company or such Subsidiary of the property (or improvement thereon) being acquired or constructed or (B) the Fair Market Value (as determined in good faith by the Company) of such property, determined at the time of such acquisition or at the time of substantial completion of such construction, and

(iii) such Lien shall be created contemporaneously with, or within 180 days after, the acquisition or completion of construction of such property (or improvement thereon);

(h) any Lien existing on property acquired by the Company or any Subsidiary of the Company at the time such property is so acquired (whether or not the Debt secured thereby is assumed by the Company or such Subsidiary) or any Lien existing on property of a Person immediately prior to the time such Person is merged into or consolidated with the Company or any Subsidiary of the Company, provided that

(i) no such Lien shall have been created or assumed in contemplation of such acquisition of property or such consolidation or merger,

(ii) such Lien shall extend only to the property acquired or the property of such Person merged into or consolidated with the Company or Subsidiary which was subject to such Lien as of the time of such consolidation or merger, and

(iii) the principal amount of the Debt secured by any such Lien shall at no time exceed an amount equal to 100% of the Fair Market Value (as determined in good faith by the board of directors of the Company or such Subsidiary) of the property subject thereto at the time of the acquisition thereof or at the time of such merger or consolidation;

(i) Liens to CoBank and other cooperatives with respect to equity held by the Company in such banks or other cooperatives securing Debt, provided that the aggregate Fair Market Value of such equity securing Debt shall not exceed $50,000,000 at any one time; and

(j) other Liens not otherwise permitted under clause (a) through (i) of this Section 10.6 securing Debt, provided that the existence, creation, issuance, incurrence or assumption of such Debt is permitted under Sections 10.3, 10.4 and 10.5 hereof.

If, notwithstanding the prohibition contained herein, the Company shall, or shall permit any of its Subsidiaries to, directly or indirectly create, incur, assume or permit to exist any Lien, other than those Liens permitted by the provisions of paragraphs (a) through (j) of this Section 10.6 (but including any Liens in respect of the Primary Bank Facility whether or not permitted by paragraphs (a) – (j) of this Section 10.6), it will make or cause to be made effective provision whereby the Notes will be secured equally and ratably with any and all other obligations thereby secured, such security to be pursuant to agreements reasonably satisfactory to the Required Holders (including intercreditor arrangements providing for the pari passu treatment of the Notes and all such secured Debt) and, in any such case, the Notes shall have the benefit, to the fullest extent that, and with such priority as, the holders of the Notes may be entitled under applicable law, of an equitable Lien on such property. For the avoidance of doubt, the Company acknowledges that it will not, and will not permit any Subsidiary to, secure or grant any Liens in respect of the Primary Bank Facility, unless an equal and ratable Lien is granted in respect of the Notes.

10.7. Sale of Assets.

(a) Sale of Assets. The Company will not, and will not permit any of its Subsidiaries to, make any Transfer, provided that the foregoing restriction does not apply to a Transfer if:

(i) the property that is the subject of such Transfer constitutes either (A) inventory held for sale, or (B) equipment, fixtures, supplies or materials no longer required, in the opinion of the Company or such Subsidiary, in the operation of the business of the Company or such Subsidiary or that is obsolete, and, in the case of any Transfer described in clause (A) or clause (B), such Transfer is in the ordinary course of business (an “Ordinary Course Transfer”);

(ii) such Transfer is from a Subsidiary to the Company or a Wholly-Owned Subsidiary, so long as immediately before and immediately after the consummation of such transaction, and after giving effect thereto, no Default or Event of Default exists or would exist (each such Transfer, collectively with any Ordinary Course Transfers, “Excluded Transfers”); or

(iii) such Transfer is a lease of the assets of the Company or any Subsidiary of the Company to any joint venture entity, of which the Company or any Subsidiary of the Company holds an ownership interest and shares in the earnings; provided that the terms of any such lease and the division of the joint venture’s earnings, when viewed as a whole, can be reasonably expected to generate the same or greater book earnings and cash flow for the Company or Subsidiary of the Company as would be generated absent such lease.

(b) Debt Prepayment Applications and Reinvested Transfers.

(i) Notwithstanding the provisions of Section 10.7(a), the Company or any Subsidiary may Transfer any of its properties at the Fair Market Value thereof; provided that

(A) either (1) such Transfer is not an Excluded Transfer and does not involve a Substantial Portion of the property of the Company and its Subsidiaries, or, (2) the Net Proceeds Amount with respect to such Transfer (the “Designated Portion”) is either (x) applied to the acquisition by the Company or the Subsidiary making such Transfer of assets of a nature similar to, and of at least an equivalent value of, the assets which were the subject of such Transfer (a “Reinvested Transfer”), or (y) applied to a Debt Prepayment Application, in either case, within one year of the consummation of such Transfer, as specified in an Officer’s Certificate delivered to each holder of Notes prior to, or contemporaneously with, the consummation of such Transfer; and

(B) immediately after giving effect to such Transfer (1) no Default or Event of Default shall exist and (2) the Company is able to incur at least $1.00 of additional Priority Debt under the provisions of Section 10.5 hereof.

(ii) If, notwithstanding the certificate referred to in the foregoing clause 10.7(b)(i)(A), the Company shall fail to apply the entire amount of the Designated Portion as specified in such certificate within the period stated in Section 10.7(b)(i), an Event of Default shall be deemed to have existed as of the expiration of such period and shall be deemed to be continuing.

(c) Certain Definitions. The following terms have the following meanings:

(i) “Debt Prepayment Application” means, with respect to any Transfer by the Company or any Subsidiary, the application by the Company or such Subsidiary of cash in an amount equal to the Net Proceeds Amount with respect to such Transfer to pay the outstanding principal of all Funded Debt of the Company or such Subsidiary (other than Funded Debt owing to any of the Subsidiaries or any Affiliate and Funded Debt in respect of any revolving credit or similar facility providing the Company or such Subsidiary with the right to obtain loans or other extensions of credit from time to time, except to the extent that in connection with such payment of Funded Debt, the availability of loans or other extensions of credit under such credit facility is permanently reduced by an amount not less than the amount of such proceeds applied to the payment of such Funded Debt), provided that in the course of making such application the Company shall offer to prepay each outstanding Note in a principal amount that equals the Ratable Portion for such Note plus interest on all such Notes accrued to the date of such payment. The Company will give each holder of Notes written notice of such offered prepayment not less than ten (10) Business Days and not more than sixty (60) days prior to the date fixed for such prepayment, specifying such prepayment date, the aggregate principal amount of the Notes to be prepaid on such date and the Ratable Portion payable with respect to each such Note. A holder of Notes may accept or reject such offer to prepay by causing a notice of such acceptance or rejection to be delivered to the Company at least two (2) Business Days prior to the prepayment date specified by the Company in such offer. If a holder of Notes has not responded to such offer by a date which is at least two (2) Business Days prior to such specified prepayment date, such holder shall be deemed to have rejected such offer of prepayment. If any holder of a Note rejects or is deemed to have rejected such offer of prepayment, then, for purposes of determining the extent to which any Net Proceeds Amount has been applied to a Debt Prepayment Application, the Company nevertheless will be deemed to have paid Funded Debt in an amount equal to the Ratable Portion for such Note.

As used in this definition,

(i) “Ratable Portion” means, for any Note, an amount equal to the product of

(a) the Net Proceeds Amount (or any portion thereof) being so offered to be applied to the payment of Funded Debt, multiplied by

(b) a fraction the numerator of which is the outstanding principal amount of such Note and the denominator of which is the aggregate outstanding principal amount of Funded Debt of the Company and its Subsidiaries, after eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with GAAP.

(ii) “Disposition Value” means, at any time, with respect to any Transfer,

(A) in the case of property that does not constitute capital stock of or other ownership interests in any Subsidiary of the Company, the book value thereof, valued at the time of such Transfer in good faith by the board of directors of the Company, and

(B) in the case of property that constitutes capital stock of or other ownership interests in any Subsidiary of the Company, an amount equal to that percentage of the book value of the assets of the Subsidiary that issued such capital stock or other ownership interests as is equal to the percentage that the book value that such capital stock or other ownership interests represents of the book value of all of the outstanding capital stock of or other ownership interests in such Subsidiary (assuming, in making such calculations, that all securities convertible into such capital stock or other ownership interests are so converted and giving full effect to all transactions that would occur or be required in connection with such conversion), determined as of time of such Transfer in good faith by the board of directors of the Company.

(iii) “Net Proceeds Amount” means, with respect to any Transfer of any property by any Person, an amount equal to the difference of

(A) the aggregate amount of the consideration (valued at the Fair Market Value of such consideration at the time of the consummation of such Transfer) received by such Person in respect of such Transfer, minus

(B) all ordinary and reasonable out-of-pocket costs and expenses actually incurred by such Person in connection with such Transfer and any income taxes fairly attributable to such Transfer.

(iv) “Substantial Portion” means, at any time, any property subject to a Transfer if the Disposition Value of such property, when added to the Disposition Value of all other property of the Company and its Subsidiaries that shall have been the subject of a Transfer (other than an Excluded Transfer and Transfers of such other property to the extent the Net Proceeds Amount arising therefrom has been applied to a Reinvested Transfer or a Debt Prepayment Application) during the then current fiscal year of the Company, exceeds an amount equal to 25% of Consolidated Total Assets as of the end of the fiscal year of the Company then most recently ended.

(v) “Transfer” means, with respect to any Person, any transaction in which such Person sells, conveys, transfers or leases (as lessor) any of its property, including, without limitation, capital stock of or other ownership interests in, any other Person.

10.8. Line of Business.

The Company will not, and will not permit any Subsidiary to, engage to any Material extent in any business activity or operations other than operations or activities (a) in or reasonably related to the agriculture industry, (b) in the food industry or (c) in which the Company and its Subsidiaries are otherwise engaged on the date hereof as described in the Memorandum or businesses reasonably related thereto or in furtherance thereof.

10.9. Subsidiary Distribution Restrictions.

The Company covenants that it will not, and will not permit any Subsidiary (other than NCRA) of the Company to, enter into, or be otherwise subject to, any contract or agreement (including its certificate of incorporation) which limits the amount of, or otherwise imposes restrictions on the payment of, Distributions by any Subsidiary of the Company.

10.10. Subsidiary Preferred Stock.

The Company covenants that it will not permit any Subsidiary of the Company to issue or permit to be outstanding any class of capital stock which has priority over any other class of capital stock of such Subsidiary as to Distributions or in liquidation.

10.11. Issuance of Stock by Subsidiaries.

The Company covenants that it will not permit any Subsidiary of the Company to issue, sell or otherwise dispose of any shares of any class of its stock (either directly or indirectly by the issuance of rights or options for, or securities convertible into, such shares) except to the Company or another Subsidiary of the Company.

10.12. Terrorism Sanctions Regulations.

The Company will not and will not permit any Subsidiary to (a) become a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti Terrorism Order or (b) knowingly engage in any dealings or transactions with any such Person.

11.	EVENTS OF DEFAULT.

An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

(a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b) the Company defaults in the payment of any interest on any Note for more than five (5) Business Days after the same becomes due and payable; or

(c) the Company defaults in the performance of or compliance with any term contained in any of Section 7.1(d), Section 8.2 (other than any payment default occurring under Sections 11(a) and/or 11(b)) or Section 10 (other than Section 10.8) hereof; or

(d) the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in clauses (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this clause (d) of Section 11); or

(e) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

(f) (i) the Company or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Debt that is outstanding in an aggregate principal amount of at least $10,000,000 beyond any period of grace provided with respect thereto, or (ii) the Company or any Subsidiary is in default in the performance of or compliance with any agreement, term or condition contained in any instrument or agreement evidencing any Debt in an aggregate outstanding principal amount of at least $10,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Debt has become, or has been declared (or one or more Persons are entitled to declare such Debt to be) due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Debt to convert such Debt into equity interests), (x) the Company or any Subsidiary has become obligated to purchase or repay Debt before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $10,000,000, or (y) one or more Persons have the right to require the Company or any Subsidiary so to purchase or repay such Debt; or

(g) the Company or any Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

(h) a court or Governmental Authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Subsidiaries, or any such petition shall be filed against the Company or any of its Subsidiaries and such petition shall not be dismissed within 60 days; or

(i) a final judgment or judgments for the payment of money aggregating in excess of $5,000,000 are rendered against one or more of the Company and its Subsidiaries and which judgments are not, within 45 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 45 days after the expiration of such stay; or

(j) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed five percent (5%) of Consolidated Net Worth for any period of ten (10) consecutive calendar days or more, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect. As used in this Section 11(j), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in section 3 of ERISA.

12.	REMEDIES ON DEFAULT, ETC.

12.1. Acceleration.

(a) If an Event of Default with respect to the Company described in clause (g) or (h) of Section 11 (other than an Event of Default described in subclause (i) of clause (g) or described in subclause (vi) of clause (g) by virtue of the fact that such clause encompasses subclause (i) of clause (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

(b) If any other Event of Default has occurred and is continuing, any holder or holders of more than 66-2/3% in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

(c) If any Event of Default described in clause (a) or (b) of Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon (including, but not limited to, interest accrued thereon at the Default Rate) and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

12.2. Other Remedies.

If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

12.3. Rescission.

At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the Required Holders may, by written notice to the Company, rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

12.4. No Waivers or Election of Remedies, Expenses, etc.

No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement or any Note upon any holder of any Note shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys’ fees, expenses and disbursements.

13.	REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

13.1. Registration of Notes.

The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

13.2. Transfer and Exchange of Notes.

Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or its attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $500,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $500,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

13.3. Replacement of Notes.

Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

(a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b) in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

14.	PAYMENTS ON NOTES.

14.1. Place of Payment.

Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of Bank of America, N.A. in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

14.2. Home Office Payment.

So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below such Purchaser’s name in Schedule A, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by a Purchaser or its nominee such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Qualified Institutional Buyer or Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 14.2.

15.	EXPENSES, ETC.

15.1. Transaction Expenses.

Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys’ fees of a special counsel and, if reasonably required, local or other counsel) incurred by the Purchasers and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Company will pay, and will save each Purchaser and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes).

15.2. Survival.

The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

16.	SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between each Purchaser and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

17.	AMENDMENT AND WAIVER.

17.1. Requirements.

This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

17.2. Solicitation of Holders of Notes.

(a) Solicitation.  The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

(b) Payment.  The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted or other credit support is concurrently provided, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

17.3. Binding Effect, etc.

Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term “this Agreement” and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

17.4. Notes held by Company, etc.

Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

18.	NOTICES.

All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

(i) if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in Schedule A, or at such other address as such Purchaser or nominee shall have specified to the Company in writing,

(ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

(iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of John Schmitz, Executive Vice President and Chief Financial Officer, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

19.	REPRODUCTION OF DOCUMENTS.

This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, microfilm, microcard, miniature photographic, electronic or digital, or other similar process and such Purchaser may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

20.	CONFIDENTIAL INFORMATION.

For the purposes of this Section 20, “Confidential Information” means information delivered to any Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, officers, employees, agents, attorneys, trustees and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), (ii) its financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which it offers to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any Federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.

21.	SUBSTITUTION OF PURCHASER.

Each Purchaser shall have the right to substitute any one of its Affiliates as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Affiliate, shall contain such Affiliate’s agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 21), shall be deemed to refer to such Affiliate in lieu of such original Purchaser. In the event that such Affiliate is so substituted as a Purchaser hereunder and such Affiliate thereafter transfers to such original Purchaser all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, any reference to such Affiliate as a “Purchaser” in this Agreement (other than in this Section 21), shall no longer be deemed to refer to such Affiliate, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.

22.	MISCELLANEOUS.

22.1. Successors and Assigns.

All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

22.2. Payments Due on Non-Business Days.

Anything in this Agreement or the Notes to the contrary notwithstanding (but without limiting the requirement in Section 8.3 that the notice of any optional prepayment specify a Business Day as the date fixed for such prepayment), any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of any Notes is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

22.3. Accounting Terms.

All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (ii) all financial statements shall be prepared in accordance with GAAP.

22.4. Severability.

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

22.5. Construction.

Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

22.6. Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

22.7. Governing Law.

This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice of law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

22.8. Jurisdiction and Process; Waiver of Jury Trial.

(a) The Company irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes. To the fullest extent permitted by applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b) The Company consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 22.8(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 18 or at such other address of which such holder shall then have been notified pursuant to said Section. The Company agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c) Nothing in this Section 22.8 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d) The parties hereto hereby waive trial by jury in any action brought on or with respect to this Agreement, the Notes or any other document executed in connection herewith or therewith.

The execution hereof by the Purchasers shall constitute a contract among the Company and the Purchasers for the uses and purposes hereinabove set forth.

Very truly yours,

CHS INC.

By:
Name:
Title:

The foregoing is hereby agreed to
as of the date thereof.

[PURCHASERS]

By:
Name:
Title:

SCHEDULE A
INFORMATION AS TO PURCHASERS

Purchaser Name	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Name in which to register Note(s)	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Note Registration Number(s);
Principal Amount(s)	RI-1; $59,390,000
Federal Funds Wire Transfer
JPMorgan Chase Bank
New York, NY
ABA No.: 021-000-021
Payment on account of Note(s)	Account Name:	Prudential Managed Portfolio
Method	Account No.:	P86188
Account Information	Ref:	“Accompanying Information” below and Security No. INV05998
Name of Company: CHS INC.
Description of Security: 6.18% Series I Senior Notes due October
4,
2017
PPN: 12542R B*0
Due date and application (as among principal, interest and
Accompanying Information	Make-Whole Amount) of the payment being made:

The Prudential Insurance Company of America
c/o Investment Operations Group
Gateway Center Two, 10th Floor
100 Mulberry Street
Newark, NJ 07102
Attention: Manager, Billings and Collections
Recipient of telephonic prepayment notices:
Manager, Trade Management Group
Address/Fax for Notices Related	Tel: 973-367-3141
to Payments	Fax: 888-889-3832

The Prudential Insurance Company of America
c/o Prudential Capital Group
Two Prudential Plaza
180 North Stetson, Suite 5600
Chicago, IL 60601-6716
Address/Fax for All Other Notices	Attn: Managing Director

Prudential Capital Group
Two Prudential Plaza
180 North Stetson, Suite 5600
Chicago, IL 60601-6716
Instructions re: Delivery of Notes	Attn: Wiley S. Adams, Esq.

THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA
By: ___________________________________
Name:
Signature Block	Title: Vice President

Tax Identification Number	22-1211670

Purchaser Name	UNIVERSAL PRUDENTIAL ARIZONA REINSURANCE COMPANY
Name in which to register Note(s)	UNIVERSAL PRUDENTIAL ARIZONA REINSURANCE COMPANY
Note Registration Number(s);
Principal Amount(s)	RI-2; $7,500,000
Federal Funds Wire Transfer
JPMorgan Chase Bank
New York, NY
ABA No.: 021-000-021
Payment on account of Note(s)	Account Name:	UPARC PLAZ Trust 2 - Privates
Method	Account No.:	P86393
Account Information	Ref:	“Accompanying Information” below and Security No. INV05998
Name of Company: CHS INC.
Description of Security: 6.18% Series I Senior Notes due October
4,
2017
PPN: 12542R B*0
Due date and application (as among principal, interest and
Accompanying Information	Make-Whole Amount) of the payment being made:

Universal Prudential Arizona Reinsurance Company
c/o The Prudential Insurance Company of America
c/o Investment Operations Group
Gateway Center Two, 10th Floor
100 Mulberry Street
Newark, NJ 07102-4077
Attn: Manager, Billings and Collections
Recipient of telephonic prepayment notices:
Manager, Trade Management Group
Address/Fax for Notices Related	Tel: 973-367-3141
to Payments	Fax: 888-889-3832

Universal Prudential Arizona Reinsurance Company
c/o Prudential Capital Group
Two Prudential Plaza
180 North Stetson, Suite 5600
Chicago, IL 60601-6716
Address/Fax for All Other Notices	Attn: Managing Director

Prudential Capital Group
Two Prudential Plaza
180 North Stetson, Suite 5600
Chicago, IL 60601-6716
Instructions re: Delivery of Notes	Attn: Wiley S. Adams, Esq.

UNIVERSAL PRUDENTIAL ARIZONA REINSURANCE COMPANY
By: Prudential Investment Management, Inc.,
as investment manager
By: ______________________________
Name:
Signature Block	Title: Vice President

Tax Identification Number	41-2214052

Purchaser Name PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Name in which to register Note(s)	PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Note Registration Number(s);
Principal Amount(s)	RI-3; $2,100,000
Federal Funds Wire Transfer
JPMorgan Chase Bank
New York, NY
ABA No.: 021-000-021
Payment on account of Note(s)	Account Name: PRIAC - SA - Health Care Service Corp. - Privates
Method	Account No. P86341
Account Information	Ref:	“Accompanying Information” below and Security No. INV05998
Name of Company: CHS INC.
Description of Security: 6.18% Series I Senior Notes due October
4,
2017
PPN: 12542R B*0
Due date and application (as among principal, interest and
Accompanying Information	Make-Whole Amount) of the payment being made:

Prudential Retirement Insurance and Annuity Company
c/o Prudential Investment Management, Inc.
Private Placement Trade Management
PRIAC Administration
Gateway Center Four, 7th Floor
100 Mulberry Street
Newark, New Jersey 07102
Address/Fax for Notices Related	Tel: 973-802-8107
to Payments	Fax: 888-889-3832

Prudential Retirement Insurance and Annuity Company
c/o Prudential Capital Group
Two Prudential Plaza
180 North Stetson, Suite 5600
Chicago, IL 60601-6716
Address/Fax for All Other Notices	Attn: Managing Director

Prudential Capital Group
Two Prudential Plaza
180 North Stetson, Suite 5600
Chicago, IL 60601-6716
Instructions re: Delivery of Notes	Attn: Wiley S. Adams, Esq.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
By: Prudential Investment Management, Inc., as investment manager
By: _______________________________________
Name:
Signature Block	Title: Vice President

Tax Identification Number	06-1050034

Purchaser Name	PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Name in which to register Note(s)	PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Note Registration Number(s);
Principal Amount(s)	RI-4; $1,010,000
Federal Funds Wire Transfer
JPMorgan Chase Bank
New York, NY
ABA No.: 021-000-021
Payment on account of Note(s)	Account No.:	P86202
Method	Account Name:	Pruco Life of New Jersey Private Placement
Account Information	Ref:	“Accompanying Information” below and Security No. INV05998.
Name of Company: CHS INC.
Description of Security: 6.18% Series I Senior Notes due October
4,
2017
PPN: 12542R B*0
Due date and application (as among principal, interest and
Accompanying Information	Make-Whole Amount) of the payment being made:

Pruco Life Insurance Company of New Jersey
c/o The Prudential Insurance Company of America
c/o Investment Operations Group
Gateway Center Two, 10th Floor
100 Mulberry Street
Newark, NJ 07102
Attention: Manager, Billings and Collections
Recipient of telephonic prepayment notices:
Manager, Trade Management Group
Address/Fax for Notices Related	Tel: 973-367-3141
to Payments	Fax: 888-889-3832

Pruco Life Insurance Company of New Jersey
c/o Prudential Capital Group
Two Prudential Plaza
180 North Stetson, Suite 5600
Chicago, IL 60601-6716
Address/Fax for All Other Notices	Attn: Managing Director

Prudential Capital Group
Two Prudential Plaza
180 North Stetson, Suite 5600
Chicago, IL 60601-6716
Instructions re: Delivery of Notes	Attn: Wiley S. Adams, Esq.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
By: ___________________________________
Name:
Signature Block	Title: Vice President

Tax Identification Number	22-2426091

Purchaser Name	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Name in which to register Note(s)	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Note Registration Number(s);
Principal Amount(s)	RI-5; $50,000,000
Federal Funds Wire Transfer
US Bank
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
Payment on account of Note(s)	For the account of: Northwestern Mutual Life
Method	Account No. 182380324521
Account information	Ref:	“Accompanying Information” below
Name of Company: CHS INC.
Description of Security: 6.18% Series I Senior Notes due October
4,
2017
PPN: 12542R B*0
Due date and application (as among principal, interest and
Accompanying information	Make-Whole Amount) of the payment being made:

The Northwestern Mutual Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202
Address / Fax # for notices	Attention: Investment Operations
related to payments	Fax: (414) 625-6998

The Northwestern Mutual Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202
Address / Fax # for all other	Attention: Securities Department
notices	Fax: (414) 665-7124

The Northwestern Mutual Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202
Instructions re Delivery of Notes	Attention: Anne T. Brower, Law Department

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
By: ___________________________________
Name:
Signature Block	Title: Its Authorized Representative

Tax identification number	39-0509570

Purchaser Name	STATE FARM LIFE INSURANCE COMPANY
Name in which to register Note(s)	STATE FARM LIFE INSURANCE COMPANY
Note Registration Number(s);
Principal Amount(s)	RI-6; $40,000,000
Federal Funds Wire Transfer
JPMorganChase
ABA: 021000021
Attn: SSG Private Income Processing
	A/C# 900 9	000200
Payment on account of Note(s)	For further credit to: State Farm Life Insurance Company
Method	Custody Account # G06893
Account information	Ref: “Accompanying Information” below
Name of Company: CHS INC.
Description of Security: 6.18% Series I Senior Notes due October
4,
2017
PPN: 12542R B*0
Due date and application (as among principal, interest and
Accompanying information	Make-Whole Amount) of the payment being made:

State Farm Life Insurance Company
Investment Accounting Dept. D-3
Address / Fax # for notices	One State Farm Plaza
related to payments	Bloomington, IL 61710

State Farm Life Insurance Company
Investment Dept. E-8
One State Farm Plaza
Address / Fax # for all other	Bloomington, IL 61710
notices	Email: privateplacements@statefarm.com

JPMorganChase
4 New York Plaza
Ground Floor Receive Window
New York, NY 10041
Instructions re Delivery of Notes	Ref: Account: G06893

STATE FARM LIFE INSURANCE COMPANY
By:_________________________________________
Name:
Title:
By:_________________________________________
Name:
Signature Block	Title:

Tax identification number	37-0533090

Purchaser Name	JOHN HANCOCK LIFE INSURANCE COMPANY
Name in which to register Note(s)	JOHN HANCOCK LIFE INSURANCE COMPANY
Note Registration Number(s);	RI-7; $14,000,000
Principal Amount(s)	RI-8; $7,000,000
Federal Funds Wire Transfer
JPMorgan Chase Bank, N.A.
ABA No. 071000013
Payment on account of Note(s)	Account of: John Hancock Champaign Service Center - Mortgage/Bond
Method	Account Number: 617423603
Account information	On order of: “Accompanying Information” below
Name of Company: CHS INC.
Description of Security: 6.18% Series I Senior Notes due October
4,
2017
PPN: 12542R B*0
Due date and application (as among principal, interest and
Accompanying information	Make-Whole Amount) of the payment being made:

John Hancock Life Insurance Company
201 Knollwood Drive, Suite A
Champaign, IL 61820-7594
Attn: Accounting
Fax: (217) 356-1031
and
John Hancock Life Insurance Company
197 Clarendon St.
Boston, MA 02117
Attn: Bond & Corp. Finance Group, C-2
Fax: (617) 572-1165
Include:
(a) full name, interest rate and maturity date of the Notes or other obligations
(b) allocation of payment between principal and interest and any special payment
Address / Fax # for notices	(c) name and address of Bank (or Trustee) from which the wire
related to payments	transfer was sent

John Hancock Life Insurance Company
201 Knollwood Drive, Suite A
Champaign, IL 61820-7594
Attn: Accounting
Fax: (217) 356-1031
and
John Hancock Life Insurance Company
197 Clarendon St.
Boston, MA 02117
Attn: Bond & Corp. Finance Group, C-2
Fax: (617) 572-1165
with a copy of notices regarding Financial statements and
Certificates of Compliance with financial covenants to:
John Hancock Life Insurance Company
7760 France Avenue South
Suite 1165, 11th Floor
Bloomington, MN 55435
Address / Fax # for all other	Attn: Jacquelin Ryan
notices	Fax: (610) 728-7104

John Hancock Life Insurance Company
197 Clarendon St., C-3
Boston, MA 02117
Instructions re Delivery of Notes	Attn: Pamela Memishian, Esq.

JOHN HANCOCK LIFE INSURANCE COMPANY
By:_________________________________
Name:
Signature Block	Title:

Tax identification number	04-1414660

Purchaser Name	JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
Name in which to register Note(s)	JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
Note Registration Number(s);
Principal Amount(s)	RI-9; $7,000,000
Federal Funds Wire Transfer
JPMorgan Chase Bank, N.A.
ABA No. 071000013
Payment on account of Note(s)	Account of: John Hancock Champaign Service Center - Mortgage/Bond
Method	Account Number: 617423603
Account information	On order of: “Accompanying Information” below
Name of Company: CHS INC.
Description of Security: 6.18% Series I Senior Notes due October
4,
2017
PPN: 12542R B*0
Due date and application (as among principal, interest and
Accompanying information	Make-Whole Amount) of the payment being made:

John Hancock Life Insurance Company
201 Knollwood Drive, Suite A
Champaign, IL 61820-7594
Attn: Accounting
Fax: (217) 356-1031
and
John Hancock Life Insurance Company
197 Clarendon St.
Boston, MA 02117
Attn: Bond & Corp. Finance Group, C-2
Fax: (617) 572-1165
Include:
(d) full name, interest rate and maturity date of the Notes or other obligations
(e) allocation of payment between principal and interest and any special payment
Address / Fax # for notices	(f) name and address of Bank (or Trustee) from which the wire
related to payments	transfer was sent

John Hancock Life Insurance Company
201 Knollwood Drive, Suite A
Champaign, IL 61820-7594
Attn: Accounting
Fax: (217) 356-1031
and
John Hancock Life Insurance Company
197 Clarendon St.
Boston, MA 02117
Attn: Bond & Corp. Finance Group, C-2
Fax: (617) 572-1165
with a copy of notices regarding Financial statements and
Certificates of Compliance with financial covenants to:
John Hancock Life Insurance Company
7760 France Avenue South
Suite 1165, 11th Floor
Bloomington, MN 55435
Address / Fax # for all other	Attn: Jacquelin Ryan
notices	Fax: (610) 728-7104

John Hancock Life Insurance Company
197 Clarendon St., C-3
Boston, MA 02117
Instructions re Delivery of Notes	Attn: Pamela Memishian, Esq.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
By:_________________________________
Name:
Signature Block	Title:

Tax identification number	04-2664016

Purchaser Name	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
Name in which to register Note(s)	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
Note Registration Number(s);
Principal Amount(s)	RI-10; $7,000,000
Federal Funds Wire Transfer
JPMorgan Chase Bank, N.A.
ABA No. 071000013
Payment on account of Note(s)	Account of: John Hancock Champaign Service Center - Mortgage/Bond
Method	Account Number: 617423603
Account information	On order of: “Accompanying Information” below
Name of Company: CHS INC.
Description of Security: 6.18% Series I Senior Notes due October
4,
2017
PPN: 12542R B*0
Due date and application (as among principal, interest and
Accompanying information	Make-Whole Amount) of the payment being made:

John Hancock Life Insurance Company
201 Knollwood Drive, Suite A
Champaign, IL 61820-7594
Attn: Accounting
Fax: (217) 356-1031
and
John Hancock Life Insurance Company
197 Clarendon St.
Boston, MA 02117
Attn: Bond & Corp. Finance Group, C-2
Fax: (617) 572-1165
Include:
(g) full name, interest rate and maturity date of the Notes or other obligations
(h) allocation of payment between principal and interest and any special payment
Address / Fax # for notices	(i) name and address of Bank (or Trustee) from which the wire
related to payments	transfer was sent

John Hancock Life Insurance Company
201 Knollwood Drive, Suite A
Champaign, IL 61820-7594
Attn: Accounting
Fax: (217) 356-1031
and
John Hancock Life Insurance Company
197 Clarendon St.
Boston, MA 02117
Attn: Bond & Corp. Finance Group, C-2
Fax: (617) 572-1165
with a copy of notices regarding Financial statements and
Certificates of Compliance with financial covenants to:
John Hancock Life Insurance Company
7760 France Avenue South
Suite 1165, 11th Floor
Bloomington, MN 55435
Address / Fax # for all other	Attn: Jacquelin Ryan
notices	Fax: (610) 728-7104

Manulife Financial
Securities Administration
200 Bloor St. East, NT5 C-29
Toronto, ON
M4W 1E5
Instructions re Delivery of Notes	Attn: Vito Pedota

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
By:_________________________________
Name:
Signature Block	Title:

Tax identification number	01-0233346

Purchaser Name	THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA
Name in which to register Note(s)	THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA
Note Registration Number(s);
Principal Amount(s)	RI-11; $23,000,000
Federal Funds Wire Transfer
JP Morgan Chase
ABA # 021-000-021
Chase/NYC/CTR/BNF
Payment on account of Note(s)	A/C 900-9-000200
Method	Ref: A/C # G05978, Guardian Life and “Accompanying information”
Account information	below
Name of Company: CHS INC.
Description of Security: 6.18% Series I Senior Notes due October
4,
2017
PPN: 12542R B*0
Due date and application (as among principal, interest and
Accompanying information	Make-Whole Amount) of the payment being made:

The Guardian Life Insurance Company of America
7 Hanover Square
New York, NY 10004-2616
Address / Fax # for notices	Attn: Barry Scheinholtz, Investment Department, 20-D
related to payments	Fax: (212) 919-2658 / 2656

The Guardian Life Insurance Company of America
7 Hanover Square
New York, NY 10004-2616
Address / Fax # for all other	Attn: Barry Scheinholtz, Investment Department, 20-D
notices	Fax: (212) 919-2658 / 2656

JPMorgan Chase
4 New York Plaza
Ground Floor Receive Window
New York, NY 10004
Instructions re Delivery of Notes	Ref: A/C # G05978, Guardian Life

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA
By: ________________________________
Name:
Signature Block	Title:

Tax identification number	13-5123390

Purchaser Name	BERKSHIRE LIFE INSURANCE COMPANY OF AMERICA
Name in which to register Note(s)	BERKSHIRE LIFE INSURANCE COMPANY OF AMERICA
Note Registration Number(s);
Principal Amount(s)	RI-12; $5,000,000
Federal Funds Wire Transfer
JP Morgan Chase
ABA # 021-000-021
Chase/NYC/CTR/BNF
Payment on account of Note(s)	A/C 900-9-000200
Method	Ref: A/C # G07064, Berkshire Life Insurance and “Accompanying
Account information	information” below
Name of Company: CHS INC.
Description of Security: 6.18% Series I Senior Notes due October
4,
2017
PPN: 12542R B*0
Due date and application (as among principal, interest and
Accompanying information	Make-Whole Amount) of the payment being made:

Berkshire Life Insurance Company of America
c/o The Guardian Life Insurance Company of America
7 Hanover Square
New York, NY 10004-2616
Address / Fax # for notices	Attn: Barry Scheinholtz, Investment Department, 20-D
related to payments	Fax: (212) 919-2658 / 2656

Berkshire Life Insurance Company of America
c/o The Guardian Life Insurance Company of America
7 Hanover Square
New York, NY 10004-2616
Address / Fax # for all other	Attn: Barry Scheinholtz, Investment Department, 20-D
notices	Fax: (212) 919-2658 / 2656

JPMorgan Chase
4 New York Plaza
Ground Floor Receive Window
New York, NY 10004
Instructions re Delivery of Notes	Ref: A/C # G07064, Berkshire Life Insurance

BERKSHIRE LIFE INSURANCE COMPANY OF AMERICA
By: ________________________________
Name:
Signature Block	Title:

Tax identification number	75-1277524

Purchaser Name	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
Name in which to register Note(s)	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
Note Registration Number(s);
Principal Amount(s)	RI-13; $2,000,000
Federal Funds Wire Transfer
JP Morgan Chase
ABA # 021-000-021
Payment on account of Note(s)	Chase/NYC/CTR/BNF
Method	A/C 900-9-000200
Account information	Ref: A/C # G53636, GIAC and “Accompanying information” below
Name of Company: CHS INC.
Description of Security: 6.18% Series I Senior Notes due October
4,
2017
PPN: 12542R B*0
Due date and application (as among principal, interest and
Accompanying information	Make-Whole Amount) of the payment being made:

The Guardian Insurance & Annuity Company, Inc.
c/o The Guardian Life Insurance Company of America
7 Hanover Square
New York, NY 10004-2616
Address / Fax # for notices	Attn: Barry Scheinholtz, Investment Department, 20-D
related to payments	Fax: (212) 919-2658 / 2656

The Guardian Insurance & Annuity Company, Inc.
c/o The Guardian Life Insurance Company of America
7 Hanover Square
New York, NY 10004-2616
Address / Fax # for all other	Attn: Barry Scheinholtz, Investment Department, 20-D
notices	Fax: (212) 919-2658 / 2656

JPMorgan Chase
4 New York Plaza
Ground Floor Receive Window
New York, NY 10004
Instructions re Delivery of Notes	Ref: A/C # G53636, GIAC

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
By: ________________________________
Name:
Signature Block	Title:

Tax identification number	13-2656036

Purchaser Name	PRINCIPAL LIFE INSURANCE COMPANY
Name in which to register Note(s)	PRINCIPAL LIFE INSURANCE COMPANY

RI-14; $10,600,000
RI-15; $5,400,000
RI-16; $1,800,000
Note Registration Number(s);	RI-17; $1,200,000
Principal Amount(s)	RI-18; $1,000,000

Federal Funds Wire Transfer
Wells Fargo Bank N.A.
San Francisco, CA
ABA No.: 121000248
For credit to Principal Life Insurance Company
Payment on account of Note(s)	Account No.: 0000014752
Method	OBI PFGSE (S) B0069878()
Account Information	Ref: “Accompanying Information” below.

Name of Company: CHS INC.
Description of Security: 6.18% Series I Senior Notes due October
4,
2017
PPN: 12542R B*0
Due date and application (as among principal, interest and
Accompanying Information	Make-Whole Amount) of the payment being made:

Principal Global Investors, LLC
711 High Street, G-26
Des Moines, IA 50392-0800
Attn: Fixed Income Private Placements
and via Email: Privateplacements2@exchange.principal.com
With a copy of any notices related to scheduled payments,
prepayments, rate reset notices to:
Principal Global Investors, LLC
711 High Street
Address / Fax # for notices related	Des Moines, IA 50392-0960
to payments	Attn: Investment Accounting Fixed Income Securities

Principal Global Investors, LLC
711 High Street, G-26
Des Moines, IA 50392-0800
Attn: Fixed Income Private Placements
Address / Fax # for all other notices	and via Email: Privateplacements2@exchange.principal.com

Principal Global Investors, LLC
711 High Street, G-34
Des Moines, IA 50392-0301
Instructions re: delivery of Notes	Attn.: Sally Sorensen

PRINCIPAL LIFE INSURANCE COMPANY
By: Principal Global Investors, LLC
a Delaware limited liability company,
its authorized signatory
By:___________________________
Name:
Title:
By:___________________________
Name:
Form signature block	Title:

Tax Identification Number	42-0127290

Purchaser Name	STATE OF WISCONSIN INVESTMENT BOARD
Name in which to register Note(s)	STATE OF WISCONSIN INVESTMENT BOARD
Note Registration Number(s);
Principal Amount(s)	RI-19; $15,000,000
Federal Funds Wire Transfer
Mellon Bank
ABA No.: 011001234
For credit to the State of Wisconsin Investment Board
DDA# 064300
Payment on account of Note(s)	Attn: MBS Income CC: 1195
Method	For: SWIB Wis. Private Debt, SWBF0335002 and “Accompanying
Account Information	Information” below.
Name of Company: CHS INC.
Description of Security: 6.18% Series I Senior Notes due October
4,
2017
PPN: 12542R B*0
Due date and application (as among principal, interest and
Accompanying Information	Make-Whole Amount) of the payment being made:

State of Wisconsin Investment Board
121 East Wilson Street
P. O. Box 7842
Madison, Wisconsin 53707-7842
Attn: Ms. Cindy Griffin, Accounting Supervisor
Address / Fax # for notices related	Phone: (608) 266-9136
to payments	Fax: (608) 266-2436

State of Wisconsin Investment Board
121 East Wilson Street
Madison, Wisconsin 53703
Attention: Portfolio Manager, Private Markets Group-Wisconsin
Address / Fax # for all other notices	Private Debt Portfolio

State of Wisconsin Investment Board
121 East Wilson Street
Madison, Wisconsin 53703
Attn: Ms. Cindy Griffin, Accounting Supervisor
Phone: (608) 266-9136
Instructions re: delivery of Notes	Fax: (608) 266-2436

STATE OF WISCONSIN INVESTMENT BOARD
By: _______________________
Name: Christopher P. Presitigiacomo
Form signature block	Title: Portfolio Manager

Tax Identification Number	39-6006423

Purchaser Name	GENWORTH MORTGAGE INSURANCE CORPORATION
Name in which to register Note(s)	CUDD & CO.

Note Registration Number(s); Principal Amount(s)	RI-20; $15,000,000
Federal Funds Wire Transfer
JPMorgan Chase Bank
ABA #021000021
Account Number: 9009002859
SWIFT Code: IRVTUS33
Acct Name: Private Placement Income Collection Account
Payment on account of Note(s)	Attn: PPP & I DEPARTMENT
Method	Reference: GNW Mtg Insurance Corp.and “Accompanying Information”
Account Information	below.

Name of Company: CHS INC.
Description of Security: 6.18% Series I Senior Notes due October
4,
2017
PPN: 12542R B*0
Due date and application (as among principal, interest and
Accompanying Information	Make-Whole Amount) of the payment being made:

Genworth Financial, Inc.
Account: Genworth Mortgage Insurance Corporation
3001 Summer Street, 2nd Floor
Stamford, CT 06905
Attn: Investments Trade Operations Manager
Telephone No: (203) 708-3368
Fax No: (866) 745-3305
With a copy to: GNW.privateplacements@genworth.com
And:
JPMorgan Chase Bank
Private Placement
14201 Dallas Parkway, 13th Fl
Dallas, TX 75240
Attn: Rudy Paredes
Address / Fax # for notices related	Ref: GMICO, CUSIP/PPN and Security Description
to payments	P&I Contact: Dawn McIntyre – (718) 254-3023

Genworth Financial, Inc.
Account: Genworth Mortgage Insurance Corporation
3001 Summer Street, 2nd Floor
Stamford, CT 06905
Attn: Investments Trade Operations Manager
Telephone No: (203) 708-3368
Fax No: (866) 745-3305
Address / Fax # for all other notices	With a copy to: GNW.privateplacements@genworth.com

JPMorgan Chase Bank
4 New York Plaza – 11th Fl
New York, NY 10004
Attn: John Bouquet (212) 623-2840
Instructions re: delivery of Notes	Ref: GMICO Account #G10205

GENWORTH MORTGAGE INSURANCE CORPORATION
By: _______________________
Name:
Form signature block	Title:

Tax Identification Number	31-0985858

Purchaser Name	AMERICAN UNITED LIFE INSURANCE COMPANY
Name in which to register Note(s)	AMERICAN UNITED LIFE INSURANCE COMPANY
Note Registration Number(s);
Principal Amount(s)	RI-21; $4,000,000
Federal Funds Wire Transfer
Bank of New York
ABA #021000018
CREDIT A/C: GLA111566
A/C Name: Institutional Custody Insurance Division
Payment on account of Note(s)	FFC Custody: 186683
Method	Custody Name: American United Life Insurance Co.
Account Information	Ref: “Accompanying Information” below
Name of Company: CHS INC.
Description of Security: 6.18% Series I Senior Notes due October
4,
2017
PPN: 12542R B*0
Due date and application (as among principal, interest and
Accompanying Information	Make-Whole Amount) of the payment being made:

American United Life Insurance Company
One American Square
P.O. Box 368
Address / Fax # for notices related	Indianapolis, IN 46206
to payments	Attn: Mike Bullock, Securities Department

American United Life Insurance Company
One American Square
P.O. Box 368
Indianapolis, IN 46206
Address / Fax # for all other notices	Attn: Mike Bullock, Securities Department

Bank of New York
One Wall Street, 3rd Floor, Window A
New York, NY 10286
Attn: Arnold Musella, Free Receive
Instructions re: delivery of Notes	Re: American United Life, #186683

AMERICAN UNITED LIFE INSURANCE COMPANY
By: _______________________
Name: Kent R. Adams
Form signature block	Title: V.P. Fixed Income Securities

Tax Identification Number	35-0145825

Purchaser Name	THE STATE LIFE INSURANCE COMPANY
Name in which to register Note(s)	THE STATE LIFE INSURANCE COMPANY
Note Registration Number(s);
Principal Amount(s)	RI-22; $4,000,000
Federal Funds Wire Transfer
Bank of New York
ABA #021000018
CREDIT A/C: GLA111566
A/C Name: Institutional Custody Insurance Division
Payment on account of Note(s)	FFC Custody #:	343761
Method	Custody Name: The State Life Insurance Company
Account Information	Ref: “Accompanying Information” below
Name of Company: CHS INC.
Description of Security: 6.18% Series I Senior Notes due October
4,
2017
PPN: 12542R B*0
Due date and application (as among principal, interest and
Accompanying Information	Make-Whole Amount) of the payment being made:

The State Life Insurance Company
c/o American United Life Insurance Company
One American Square
P.O. Box 368
Address / Fax # for notices related	Indianapolis, IN 46206
to payments	Attn: Mike Bullock, Securities Department

The State Life Insurance Company
c/o American United Life Insurance Company
One American Square
P.O. Box 368
Indianapolis, IN 46206
Address / Fax # for all other notices	Attn: Mike Bullock, Securities Department

Bank of New York
One Wall Street, 3rd Floor, Window A
New York, NY 10286
Attn: Arnold Musella, Free Receive
Re: The State Life Insurance Company c/o American United Life
Instructions re: delivery of Notes	Insurance Company, #343761

THE STATE LIFE INSURANCE COMPANY
By: American United Life Insurance Company, its Agent
By: _______________________
Name: Kent R. Adams
Form signature block	Title: V.P. Fixed Income Securities

Tax Identification Number	35-0684263

Purchaser Name	FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN
Name in which to register Note(s)	FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN
Note Registration Number(s);
Principal Amount(s)	RI-23; $4,000,000
Federal Funds Wire Transfer
Comerica Bank/Trust Operations
ABA #072-000-096
Account Number: 21585-98532
Payment on account of Note(s)	BNF: Farm Bureau Life Insurance Company of Michigan - Account
Method	Number: 1085001633
Account Information	Ref: “Accompanying Information” below
Name of Company: CHS INC.
Description of Security: 6.18% Series I Senior Notes due October
4,
2017
PPN: 12542R B*0
Due date and application (as among principal, interest and
Accompanying Information	Make-Whole Amount) of the payment being made:

Farm Bureau Life Insurance Company of Michigan
P.O. Box 30400
Address / Fax # for notices related	Lansing, MI 48909
to payments	Attn: Steve Harkness

Farm Bureau Life Insurance Company of Michigan
c/o American United Life Insurance Company
One American Square
P.O. Box 368
Indianapolis, IN 46206
Address / Fax # for all other notices	Attn: Mike Bullock, Securities Department

Comerica Bank
411 West Lafayette
Detroit, MI 48226
Attn: Celeste M. Ludgwig, AVP
Reference: Farm Bureau Life Insurance Company of Michigan
Instructions re: delivery of Notes	Internal Account Number: 1085001633

FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN
By: American United Life Insurance Company, its Agent
By: _______________________
Name: Kent R. Adams
Form signature block	Title: V.P. Fixed Income Securities

Tax Identification Number	38-6056370

Purchaser Name	AMERICAN FAMILY LIFE INSURANCE COMPANY
Name in which to register Note(s)	BAND & CO.

Note Registration Number(s); Principal Amount(s)	RI-24; $7,000,000
Federal Funds Wire Transfer
US Bank, N.A.
Trust Services
60 Livingston Ave, St Paul, MN 55107-2292
ABA # 091000022
Beneficiary Account #180183083765
Payment on account of Note(s)	FFC to American Family Trust Account # 000018012500 for
Method	AFLIC-Traditional
Account Information	Ref: “Accompanying Information” below

Name of Company: CHS INC.
Description of Security: 6.18% Series I Senior Notes due October
4,
2017
PPN: 12542R B*0
Due date and application (as among principal, interest and
Accompanying Information	Make-Whole Amount) of the payment being made:

American Family Life Insurance Company
6000 American Parkway
Address / Fax # for notices related	Madison, WI 53783-0001
to payments	Attn: Investment Division-Private Placements

American Family Life Insurance Company
6000 American Parkway
Madison, WI 53783-0001
Address / Fax # for all other notices	Attn: Investment Division-Private Placements

US Bank Milwaukee, N.A.
Attn: Erika Eckert (MK-LC-1E)
Trust Officer, Account Manager
777 E. Wisconsin Ave.
Instructions re: delivery of Notes	Milwaukee, WI 53202

AMERICAN FAMILY LIFE INSURANCE COMPANY
By:__________________________________
Name: Phillip Hannifan
Form signature block	Title: Investment Director

Tax Identification Number	39-6040365

Purchaser Name	AMERICAN FAMILY LIFE INSURANCE COMPANY
Name in which to register Note(s)	BAND & CO.

Note Registration Number(s); Principal Amount(s)	RI-25; $1,500,000
Federal Funds Wire Transfer
US Bank, N.A.
Trust Services
60 Livingston Ave, St Paul, MN 55107-2292
ABA # 091000022
Beneficiary Account #180183083765
Payment on account of Note(s)	FFC to American Family Trust Account #000018012510 for
Method	AFLIC-Universal Life Portfolio
Account Information	Ref: “Accompanying Information” below

Name of Company: CHS INC.
Description of Security: 6.18% Series I Senior Notes due October
4,
2017
PPN: 12542R B*0
Due date and application (as among principal, interest and
Accompanying Information	Make-Whole Amount) of the payment being made:

American Family Life Insurance Company
6000 American Parkway
Address / Fax # for notices related	Madison, WI 53783-0001
to payments	Attn: Investment Division-Private Placements

American Family Life Insurance Company
6000 American Parkway
Madison, WI 53783-0001
Address / Fax # for all other notices	Attn: Investment Division-Private Placements

US Bank Milwaukee, N.A.
Attn: Erika Eckert (MK-LC-1E)
Trust Officer, Account Manager
777 E. Wisconsin Ave.
Instructions re: delivery of Notes	Milwaukee, WI 53202

AMERICAN FAMILY LIFE INSURANCE COMPANY
By:__________________________________
Name: Phillip Hannifan
Form signature block	Title: Investment Director

Tax Identification Number	39-6040365

Purchaser Name	AMERICAN FAMILY LIFE INSURANCE COMPANY
Name in which to register Note(s)	BAND & CO.

Note Registration Number(s); Principal Amount(s)	RI-26; $1,000,000
Federal Funds Wire Transfer
US Bank, N.A.
Trust Services
60 Livingston Ave, St Paul, MN 55107-2292
ABA # 091000022
Beneficiary Account #180183083765
Payment on account of Note(s)	FFC to American Family Trust Account #000018012800 for AFLIC-
Method	Par Annuities Portfolio
Account Information	Ref: “Accompanying Information” below

Name of Company: CHS INC.
Description of Security: 6.18% Series I Senior Notes due October
4,
2017
PPN: 12542R B*0
Due date and application (as among principal, interest and
Accompanying Information	Make-Whole Amount) of the payment being made:

American Family Life Insurance Company
6000 American Parkway
Address / Fax # for notices related	Madison, WI 53783-0001
to payments	Attn: Investment Division-Private Placements

American Family Life Insurance Company
6000 American Parkway
Madison, WI 53783-0001
Address / Fax # for all other notices	Attn: Investment Division-Private Placements

US Bank Milwaukee, N.A.
Attn: Erika Eckert (MK-LC-1E)
Trust Officer, Account Manager
777 E. Wisconsin Ave.
Instructions re: delivery of Notes	Milwaukee, WI 53202

AMERICAN FAMILY LIFE INSURANCE COMPANY
By:__________________________________
Name: Phillip Hannifan
Form signature block	Title: Investment Director

Tax Identification Number	39-6040365

Purchaser Name	AMERICAN FAMILY LIFE INSURANCE COMPANY
Name in which to register Note(s)	BAND & CO.

Note Registration Number(s); Principal Amount(s)	RI-27;$500,000
Federal Funds Wire Transfer
US Bank, N.A.
Trust Services
60 Livingston Ave, St Paul, MN 55107-2292
ABA # 091000022
Beneficiary Account #180183083765
Payment on account of Note(s)	FFC to American Family Trust Account # 000018012520 for
Method	AFLIC-Structured Settlements
Account Information	Ref: “Accompanying Information” below

Name of Company: CHS INC.
Description of Security: 6.18% Series I Senior Notes due October
4,
2017
PPN: 12542R B*0
Due date and application (as among principal, interest and
Accompanying Information	Make-Whole Amount) of the payment being made:

American Family Life Insurance Company
6000 American Parkway
Address / Fax # for notices related	Madison, WI 53783-0001
to payments	Attn: Investment Division-Private Placements

American Family Life Insurance Company
6000 American Parkway
Madison, WI 53783-0001
Address / Fax # for all other notices	Attn: Investment Division-Private Placements

US Bank Milwaukee, N.A.
Attn: Erika Eckert (MK-LC-1E)
Trust Officer, Account Manager
777 E. Wisconsin Ave.
Instructions re: delivery of Notes	Milwaukee, WI 53202

AMERICAN FAMILY LIFE INSURANCE COMPANY
By:__________________________________
Name: Phillip Hannifan
Form signature block	Title: Investment Director

Tax Identification Number	39-6040365

Purchaser Name	KNIGHTS OF COLUMBUS
Name in which to register Note(s)	KNIGHTS OF COLUMBUS
Note Registration Number(s);
Principal Amount(s)	RI-28; $10,000,000
Federal Funds Wire Transfer
BK OF NY/CUST
ABA #021000018
Payment on account of Note(s)	A/C 8900300825
Method	Knights of Columbus Life
Account Information	Ref: “Accompanying Information” below
Name of Company: CHS INC.
Description of Security: 6.18% Series I Senior Notes due October
4,
2017
PPN: 12542R B*0
Due date and application (as among principal, interest and
Accompanying Information	Make-Whole Amount) of the payment being made:

Knights of Columbus
Life Account #200700
Attn: Investment Accounting Dept., 14th Floor,
Address / Fax # for notices related	One Columbus Plaza
to payments	New Haven, CT 06510-3326

Knights of Columbus
Legal Department, Office of Investment Counsel
One Columbus Plaza
Address / Fax # for all other notices	New Haven, CT 06510-3326

The Bank of New York Mellon
One Wall Street
Third Floor, Window "A"
New York, NY 10286
Instructions re: delivery of Notes	Attn: Mary Wong

KNIGHTS OF COLUMBUS
By:_______________________
Name:
Form signature block	Title:

Tax Identification Number	06-0416470

Purchaser Name	PHOENIX LIFE INSURANCE COMPANY
Name in which to register Note(s)	PHOENIX LIFE INSURANCE COMPANY
Note Registration Number(s);
Principal Amount(s)	RI-29; $7,000,000
Federal Funds Wire Transfer
JP Morgan Chase Bank
ABA #021000021
New York, NY
Account No. 900-9000-200
Payment on account of Note(s)	Account Name: Income Processing
Method	Reference A/C # G05123 (PHL Closed Block), Phoenix Life Insurance
Account Information	Company and “Accompanying information” below
Name of Company: CHS INC.
Description of Security: 6.18% Series I Senior Notes due October
4,
2017
PPN: 12542R B*0
Due date and application (as among principal, interest and
Accompanying Information	Make-Whole Amount) of the payment being made:

Phoenix Life Insurance Company
c/o Phoenix Investment Partners
56 Prospect Street
Address / Fax # for notices related	Hartford, CT 06115
to payments	Attn: Private Placement Department

Phoenix Life Insurance Company
One American Row
P.O. Box 5056
Hartford, CT 06102-5056
Address / Fax # for all other notices	Attn: John Mulrain

Phoenix Life Insurance Company
One American Row
Hartford, CT 06102-5056
Instructions re: delivery of Notes	Attn: John Mulrain

PHOENIX LIFE INSURANCE COMPANY
By: ________________________________
Name:
Form signature block	Title:

Tax Identification Number	06-0493340

Purchaser Name	PHOENIX LIFE INSURANCE COMPANY
Name in which to register Note(s)	PHOENIX LIFE INSURANCE COMPANY
Note Registration Number(s);
Principal Amount(s)	RI-30; $1,000,000
Federal Funds Wire Transfer
JP Morgan Chase Bank
ABA #021000021
New York, NY
Account No. 900-9000-200
Payment on account of Note(s)	Account Name: Income Processing
Method	Reference A/C # G09516 (PHL Long), Phoenix Life Insurance Company
Account Information	and “Accompanying information” below
Name of Company: CHS INC.
Description of Security: 6.18% Series I Senior Notes due October
4,
2017
PPN: 12542R B*0
Due date and application (as among principal, interest and
Accompanying Information	Make-Whole Amount) of the payment being made:

Phoenix Life Insurance Company
c/o Phoenix Investment Partners
56 Prospect Street
Address / Fax # for notices related	Hartford, CT 06115
to payments	Attn: Private Placement Department

Phoenix Life Insurance Company
One American Row
P.O. Box 5056
Hartford, CT 06102-5056
Address / Fax # for all other notices	Attn: John Mulrain

Phoenix Life Insurance Company
One American Row
Hartford, CT 06102-5056
Instructions re: delivery of Notes	Attn: John Mulrain

PHOENIX LIFE INSURANCE COMPANY
By: ________________________________
Name:
Form signature block	Title:

Tax Identification Number	06-0493340

Purchaser Name	PHL VARIABLE INSURANCE COMPANY
Name in which to register Note(s)	PHL VARIABLE INSURANCE COMPANY
Note Registration Number(s);
Principal Amount(s)	RI-31; $2,000,000
Federal Funds Wire Transfer
JP Morgan Chase Bank
ABA #021000021
New York, NY
Account No. 900-9000-200
Payment on account of Note(s)	Account Name: Income Processing
Method	Reference A/C # G09389 (PHLVIC Life), PHL Variable Insurance
Account Information	Company and “Accompanying information” below
Name of Company: CHS INC.
Description of Security: 6.18% Series I Senior Notes due October
4,
2017
PPN: 12542R B*0
Due date and application (as among principal, interest and
Accompanying Information	Make-Whole Amount) of the payment being made:

PHL Variable Life Insurance Company
c/o Phoenix Investment Partners
56 Prospect Street
Address / Fax # for notices related	Hartford, CT 06115
to payments	Attn: Private Placement Department

PHL Variable Life Insurance Company
One American Row
P.O. Box 5056
Hartford, CT 06102-5056
Address / Fax # for all other notices	Attn: John Mulrain

PHL Variable Life Insurance Company
One American Row
Hartford, CT 06102-5056
Instructions re: delivery of Notes	Attn: John Mulrain

PHL VARIABLE INSURANCE COMPANY
By: ________________________________
Name:
Form signature block	Title:

Tax Identification Number	06-1045829

Purchaser Name	HARTFORD LIFE INSURANCE COMPANY
Name in which to register Note(s)	HARTFORD LIFE INSURANCE COMPANY
Note Registration Number(s);	RI-32; $5,000,000
Principal Amount(s)	RI-33; $5,000,000
Federal Funds Wire Transfer
JP Morgan Chase
4 New York Plaza
New York New York 10004
Bank ABA No.: 021000021
Payment on account of Note(s)	Chase NYC/Cust
Method	A/C # 900-9-000200 for F/C/T G10056-LC2
Account Information	Attn: Bond Interest /Principal - and“Accompanying Information” below
Name of Company: CHS INC.
Description of Security: 6.18% Series I Senior Notes due October 4,
2017
PPN: 12542R B*0
Due date and application (as among principal, interest and
Accompanying Information	Make-Whole Amount) of the payment being made:

Hartford Investment Management Company
c/o Portfolio Support
55 Farmington Avenue
Address / Fax # for notices related	Hartford, CT 06105
to payments	Fax: 860-297-8875/8876

Hartford Investment Management Company
c/o Investment Department – Private Placements
55 Farmington Avenue
Hartford, CT 06105
Address / Fax # for all other notices	Fax: 860-297-8884

JPMorgan Chase
4 New York Plaza
New York, NY 10004
Attn: John Bouquet, 212-623-2840
Phy/Rec - 11th Floor
Custody Account Number: G10056-LC2 (must appear on outside of
Instructions re: delivery of Notes	envelope)

HARTFORD LIFE INSURANCE COMPANY
By: Hartford Investment Management Company
its Agent and Attorney-in-Fact
By:______________________
Name:
Form signature block	Title:

Tax Identification Number	06-0974148

Purchaser Name	U.S. AGBANK, FCB, AS DISCLOSED AGENT
Name in which to register Note(s)	U.S. AGBANK, FCB
Note Registration Number(s);
Principal Amount(s)	RI-34; $10,000,000
Federal Funds Wire Transfer
U.S. Ag Bank, FCB
Payment on account of Note(s)	Telegraphic name:	US AGBANK-WICH
Method	ABA Number:	101104562
Account Information	Ref: “Accompanying Information” below
Name of Company: CHS INC.
Description of Security: 6.18% Series I Senior Notes due October
4,
2017
PPN: 12542R B*0
Due date and application (as among principal, interest and
Accompanying Information	Make-Whole Amount) of the payment being made:

U.S. AgBank, FCB
245 N. Waco
Wichita, KS 67202
Address / Fax # for notices related	Fax: 316-291-5085
to payments	e-mail: participations@usagbank.com

U.S. AgBank, FCB
245 N. Waco
Wichita, KS 67202
Fax: 316-291-5011
Address / Fax # for all other notices	e-mail: travis.ball@usagbank.com

U.S. AgBank, FCB
245 N. Waco
Wichita, KS 67202
Instructions re: delivery of Notes	Attn: Travis W. Ball

U.S. AGBANK, FCB, AS DISCLOSED AGENT
By:
Name: Travis W. Ball
Form signature block	Title: Vice President

Tax Identification Number	48-0544202

Purchaser Name	AGFIRST FARM CREDIT BANK
Name in which to register Note(s)	AGFIRST FARM CREDIT BANK
Note Registration Number(s);
Principal Amount(s)	RI-35; $10,000,000
Federal Funds Wire Transfer
AgFirst Farm Credit Bank
ABA No. 053905974
Payment on account of Note(s)	Acct No.	2993240000000
Method	Acct Name:	CHS
Account Information	Ref: “Accompanying Information” below
Name of Company: CHS INC.
Description of Security: 6.18% Series I Senior Notes due October
4,
2017
PPN: 12542R B*0
Due date and application (as among principal, interest and
Accompanying Information	Make-Whole Amount) of the payment being made:

AgFirst Farm Credit Bank
1401 Hampton St.
Columbia, SC 29201
Attn: Robert Caulder
Address / Fax # for notices related	Email: capmarkets@agfirst.com
to payments	Fax: 803/256-7139

AgFirst Farm Credit Bank
1401 Hampton St.
Columbia, SC 29201
Email: bfortner-servicing@agfirst.com
Address / Fax # for all other notices	Fax: 803/254-4219

AgFirst Farm Credit Bank
1401 Hampton Street
Columbia, SC 29202
Instructions re: delivery of Notes	Attn: Joy H. Parks, Loan Origination and Servicing Coordinator

AGFIRST FARM CREDIT BANK
By:
Name: Bruce B. Fortner
Form signature block	Title: Vice President

Tax Identification Number	57-1016947

Purchaser Name	AMERICAN FIDELITY ASSURANCE COMPANY

Name in which to register Note(s)	FFB REGISTRATION

Note Registration Number(s); Principal Amount(s)	RI-36; $2,750,000
Federal Funds Wire Transfer
First Fidelity Bank, N.A.
ABA #103002691
Account name: InvesTrust
Acct #: 2000528686
FFC: American Fidelity Assurance Company
Payment on account of Note(s)	Account #: 52010414
Method	Attn: Debbie Sinard (405) 843-7177
Account Information	Ref: “Accompanying Information” below

Name of Company: CHS INC.
Description of Security: 6.18% Series I Senior Notes due October
4,
2017
PPN: 12542R B*0
Due date and application (as among principal, interest and
Accompanying Information	Make-Whole Amount) of the payment being made:

American Fidelity Assurance Company
c/o Advantus Capital Management, Inc.
400 Robert Street North
Address / Fax # for notices related	St. Paul, MN 55101
to payments	Attn: Client Administrator

American Fidelity Assurance Company
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101
Address / Fax # for all other notices	Attn: Client Administrator

InvesTrust
5101 N Classen Suite 620
Oklahoma City OK 73118
Account Name: American Fidelity Assurance Company
Account Number: 52010414
Contact: Trust Op
Instructions re: delivery of Notes	Tel: 405-843-7177

AMERICAN FIDELITY ASSURANCE COMPANY
By: Advantus Capital Management, Inc.
By: _______________________________
Name:
Form signature block	Title:

Tax Identification Number	73-0714500

Purchaser Name	GUIDEONE MUTUAL INSURANCE COMPANY
WELLS FARGO BANK, N.A. AS CUSTODIAN FOR GUIDEONE MUTUAL INSURANCE
Name in which to register Note(s)	COMPANY

Note Registration Number(s); Principal Amount(s)	RI-37; $1,750,000
Federal Funds Wire Transfer
Wells Fargo Bank N.A.
ABA #: 121000248
BNFA: 0000840245 (must use all 10 digits)
Beneficiary Acct Name: Trust Wire Clearing
OBI FFC: 21025000
Payment on account of Note(s)	GuideOne Mutual Insurance Company
Method	Attn: Jozsef Hegedus (612) 667-7612
Account Information	Ref: “Accompanying Information” below.

Name of Company: CHS INC.
Description of Security: 6.18% Series I Senior Notes due October
4,
2017
PPN: 12542R B*0
Due date and application (as among principal, interest and
Accompanying Information	Make-Whole Amount) of the payment being made:

GuideOne Mutual Insurance Company
c/o Advantus Capital Management, Inc.
400 Robert Street North
Address / Fax # for notices related	St. Paul, MN 55101
to payments	Attn: Client Administrator

GuideOne Mutual Insurance Company
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101
Address / Fax # for all other notices	Attn: Client Administrator

Wells Fargo Bank Trust Operations Center
733 Marquette Ave. 3rd Floor
MAC N9306-036
Minneapolis, MN 55479
Account Name: Wells Fargo Bank Custodian for GuideOne Mutual
Insurance Company, Account Number: 21025000
Instructions re: delivery of Notes	Attn: Jozsef Hegedus (612) 667-7612

GUIDEONE MUTUAL INSURANCE COMPANY
By: Advantus Capital Management, Inc.
By: _______________________
Name:
Form signature block	Title:

Tax Identification Number	42-0645088

Purchaser Name	GUIDEONE PROPERTY & CASUALTY INSURANCE COMPANY
WELLS FARGO BANK, N.A. AS CUSTODIAN FOR GUIDEONE PROPERTY &
Name in which to register Note(s)	CASUALTY INSURANCE COMPANY

Note Registration Number(s); Principal Amount(s)	RI-38; $1,000,000
Federal Funds Wire Transfer
Wells Fargo Bank N.A.
ABA #: 121000248
BNFA: 0000840245 (must use all 10 digits)
BNF: Trust Wire Clearing
OBI FFC: 21025400
Payment on account of Note(s)	GuideOne Property & Casualty Insurance Company
Method	Attn: Jozsef Hegedus (612) 667-7612
Account Information	Ref: “Accompanying Information” below.

Name of Company: CHS INC.
Description of Security: 6.18% Series I Senior Notes due October
4,
2017
PPN: 12542R B*0
Due date and application (as among principal, interest and
Accompanying Information	Make-Whole Amount) of the payment being made:

GuideOne Property & Casualty Insurance Company
c/o Advantus Capital Management, Inc.
400 Robert Street North
Address / Fax # for notices related	St. Paul, MN 55101
to payments	Attn: Client Administrator

GuideOne Property & Casualty Insurance Company
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101
Address / Fax # for all other notices	Attn: Client Administrator

Wells Fargo Bank Trust Operations Center
733 Marquette Ave. 3rd Floor
MAC N9306-036
Security Control and Transfer
Minneapolis, MN 55479
Account Name: Wells Fargo Bank Custodian for GuideOne Property &
Casualty Insurance Company, Account Number: 21025400
Instructions re: delivery of Notes	Attn: Jozsef Hegedus (612) 667-7612

GUIDEONE PROPERTY & CASUALTY INSURANCE COMPANY
By: Advantus Capital Management, Inc.
By: _______________________
Name:
Form signature block	Title:

Tax Identification Number	42-1409999

Purchaser Name	BLUE CROSS AND BLUE SHIELD OF FLORIDA, INC.
Name in which to register Note(s)	HARE & CO.
Note Registration Number(s);
Principal Amount(s)	RI-39; $1,000,000
Federal Funds Wire Transfer
Hare & Co.
c/o The Bank of New York
	ABA: #021 000	018 BNF: IOC 566
Payment on account of Note(s)	Attn P & I Department
Method	Account: 531463
Account Information	Ref:	“Accompanying Information” below.
Name of Company: CHS INC.
Description of Security: 6.18% Series I Senior Notes due October 4,
2017
PPN: 12542R B*0
Due date and application (as among principal, interest and
Accompanying Information	Make-Whole Amount) of the payment being made:

Blue Cross and Blue Shield of Florida, Inc.
c/o Advantus Capital Management, Inc.
400 Robert Street North
Address / Fax # for notices related	St. Paul, MN 55101
to payments	Attn: Client Administrator

Blue Cross and Blue Shield of Florida, Inc.
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101
Address / Fax # for all other notices	Attn: Client Administrator

The Bank of New York
One Wall Street 3rd Floor
Window A
New York, NY 10286
Instructions re: delivery of Notes	Acct Name: Blue Cross and Blue Shield of Florida, Inc., Acct #531463

BLUE CROSS AND BLUE SHIELD OF FLORIDA, INC.
By: Advantus Capital Management, Inc.
By: _______________________
Name:
Form signature block	Title:

Tax Identification Number	59-2015694

Purchaser Name	GREAT WESTERN INSURANCE COMPANY
Name in which to register Note(s)	MERRILL LYNCH FOR GREAT WESTERN INSURANCE COMPANY
Note Registration Number(s);
Principal Amount(s)	RI-40; $500,000
Federal Funds Wire Transfer
JP Morgan Chase
	ABA Number: 021 000	021
DDA: 930-4-019012
Sub Account: 035-00202
Payment on account of Note(s)	Attn: Richard D’Angelo
Method	Phone #: 904-218-1683
Account Information	Ref: “Accompanying Information” below
Name of Company: CHS INC.
Description of Security: 6.18% Series I Senior Notes due October
4,
2017
PPN: 12542R B*0
Due date and application (as among principal, interest and
Accompanying Information	Make-Whole Amount) of the payment being made:

Great Western Insurance Company
c/o Advantus Capital Management, Inc.
400 Robert Street North
Address / Fax # for notices related	St. Paul, MN 55101
to payments	Attn: Client Administrator

Great Western Insurance Company
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101
Address / Fax # for all other notices	Attn: Client Administrator

New York Window / DTCC
55 Water Street
New York, NY 10041
Acct #: 70G-13700, Great Western Ins. Co.
Attn: Butch Puazo (212) 855-2465
Instructions re: delivery of Notes	Rosa Acebo (212) 855-2468

GREAT WESTERN INSURANCE COMPANY
By: Advantus Capital Management, Inc.
By: _______________________
Name:
Form signature block	Title:

Tax Identification Number	87-0395954

Purchaser Name	MODERN WOODMEN OF AMERICA
Name in which to register Note(s)	MODERN WOODMEN OF AMERICA
Note Registration Number(s);
Principal Amount(s)	RI-41; $5,000,000
Federal Funds Wire Transfer
The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60675
ABA No. 071-000-152
Payment on account of Note(s)	Account Name:	Modern Woodmen of America
Method	Account No. 84352
Account information	Ref: “Accompanying information” below
Name of Company: CHS INC.
Description of Security: 6.18% Series I Senior Notes due October
4,
2017
PPN: 12542R B*0
Due date and application (as among principal, interest and
Accompanying information	Make-Whole Amount) of the payment being made:

Modern Woodmen of America
Attn: Investment Accounting Department
1701 First Avenue
Address / Fax # for notices	Rock Island, IL 61201
related to payments	Fax: (309) 793-5688

Modern Woodmen of America
Attn: Investment Department
1701 First Avenue
Rock Island, IL 61201
Address / Fax # for all other	Email: investments@modern-woodmen.org
notices	Fax: (309) 793-5574

Modern Woodmen of America
1701 1st Ave
Rock Island, IL 61201
Instructions re Delivery of Notes	Attn: Douglas A. Pannier

MODERN WOODMEN OF AMERICA
By:______________________
Name:
Signature Block	Title:

Tax identification number	36-1493430

Purchaser Name	UNITED OF OMAHA LIFE INSURANCE COMPANY
Name in which to register Note(s)	UNITED OF OMAHA LIFE INSURANCE COMPANY
Note Registration Number(s);
Principal Amount(s)	RI-42; $5,000,000

Federal Funds Wire Transfer
JPMorgan Chase Bank
ABA #021000021
Private Income Processing
For credit to:
United of Omaha Life Insurance Company
Payment on account of Note(s)	Account # 900-9000200
Method	a/c: G07097
Account information	Ref: “Accompanying Information” below

Name of Company: CHS INC.
Description of Security: 6.18% Series I Senior Notes due October
4,
2017
PPN: 12542R B*0
Due date and application (as among principal, interest and
Accompanying information	Make-Whole Amount) of the payment being made:

JPMorgan Chase Bank
14201 Dallas Parkway - 13th Floor
Dallas, TX 75254-2917
Address / Fax # for notices	Attn: Income Processing – G. Ruiz
related to payments	a/c: G07097

United of Omaha Life Insurance Company
4 - Investment Accounting
Address / Fax # for all other	Mutual of Omaha Plaza
notices	Omaha, NE 68175-1011

JPMorgan Chase Bank
4 New York Plaza
Ground Floor Receive Window
NY, NY 10041
Instructions re Delivery of Notes	Account # G07097

UNITED OF OMAHA LIFE INSURANCE COMPANY
By: ___________________________________
Name: Curtis R. Caldwell
Signature Block	Title: Vice President

Tax identification number	47-0322111

Purchaser Name	CUNA MUTUAL LIFE INSURANCE COMPANY
Name in which to register Note(s)	TURNSPEED + CO.
Note Registration Number(s);
Principal Amount(s)	RI-43; $2,250,000
Federal Funds Wire Transfer
State Street Bank
ABA #11000028
Payment on account of Note(s)	Account #ZT2A
Method	DDA #1044-854-6
Account information	Ref: “Accompanying information” below
Name of Company: CHS INC.
Description of Security: 6.18% Series I Senior Notes due October
4,
2017
PPN: 12542R B*0
Due date and application (as among principal, interest and
Accompanying information	Make-Whole Amount) of the payment being made:

State Street Bank
Attn: Brian Kershner
801 Pennsylvania
Kansas City, MO 64105
Fax: 816-691-5545
And via email: bdkersh@statestreetkc.com
With a copy to:
CUNA Mutual Insurance Company
Attn: Rosie Pope
5910 Mineral Point Road
Madison, WI 53705-4456
Address / Fax # for notices	Fax: 608-231-8591
related to payments	Email: rosie.pope@cunamutual.com

CUNA Mutual Insurance Company
Attn: Managing Director – Investments
5910 Mineral Point Road
Madison, WI 53705-4456
Tel: 608-231-8255
Fax: 608-236-6224
Email: john.petchler@cunamutual.com
With a copy to:
CUNA Mutual Insurance Company
Attn: Associate General Counsel
5910 Mineral Point Road
Madison, WI 53705-4456
Tel: 608-231-7653
Address / Fax # for all other	Fax: 608-236-7653
notices	Email: david.patch@cunamutual.com

State Street Bank
DTC/New York Window
55 Water Street
Plaza Level, 3rd Floor
Instructions re Delivery of Notes	New York, NY 10041

CUNA MUTUAL LIFE INSURANCE COMPANY
By: MEMBERS Capital Advisors, Inc., acting as Investment Advisor
By:____________________________
Name: David Patch
Signature Block	Title: Director, Private Placements

Tax identification number	42-0388260

Purchaser Name	CUNA MUTUAL INSURANCE SOCIETY
Name in which to register Note(s)	TURNKEYS + CO.
Note Registration Number(s);
Principal Amount(s)	RI-44; $2,000,000
Federal Funds Wire Transfer
State Street Bank
ABA #11000028
Payment on account of Note(s)	Account #ZT1E
Method	DDA #1044-851-2
Account information	Ref: “Accompanying information” below
Name of Company: CHS INC.
Description of Security: 6.18% Series I Senior Notes due October
4,
2017
PPN: 12542R B*0
Due date and application (as among principal, interest and
Accompanying information	Make-Whole Amount) of the payment being made:

State Street Bank
Attn: Brian Kershner
801 Pennsylvania
Kansas City, MO 64105
Fax: 816-691-5545
And via email: bdkersh@statestreetkc.com
With a copy to:
CUNA Mutual Insurance Society
Attn: Rosie Pope
5910 Mineral Point Road
Madison, WI 53705-4456
Address / Fax # for notices	Fax: 608-231-8591
related to payments	Email: rosie.pope@cunamutual.com

CUNA Mutual Insurance Society
Attn: Managing Director – Investments
5910 Mineral Point Road
Madison, WI 53705-4456
Tel: 608-231-8255
Fax: 608-236-6224
Email: john.petchler@cunamutual.com
With a copy to:
CUNA Mutual Insurance Society
Attn: Associate General Counsel
5910 Mineral Point Road
Madison, WI 53705-4456
Tel: 608-231-7653
Address / Fax # for all other	Fax: 608-236-7653
notices	Email: david.patch@cunamutual.com

State Street Bank
DTC/New York Window
55 Water Street
Plaza Level, 3rd Floor
Instructions re Delivery of Notes	New York, NY 10041

CUNA MUTUAL INSURANCE SOCIETY
By: MEMBERS Capital Advisors, Inc., acting as Investment Advisor
By:____________________________
Name: David Patch
Signature Block	Title: Director, Private Placements

Tax identification number	39-0230590

Purchaser Name	CUMIS INSURANCE SOCIETY, INC.
Name in which to register Note(s)	TURNJETTY + CO.
Note Registration Number(s);
Principal Amount(s)	RI-45; $750,000
Federal Funds Wire Transfer
State Street Bank
ABA #11000028
Payment on account of Note(s)	Account #ZT1I
Method	DDA #1658-736-2
Account information	Ref: “Accompanying information” below
Name of Company: CHS INC.
Description of Security: 6.18% Series I Senior Notes due October
4,
2017
PPN: 12542R B*0
Due date and application (as among principal, interest and
Accompanying information	Make-Whole Amount) of the payment being made:

State Street Bank
Attn: Brian Kershner
801 Pennsylvania
Kansas City, MO 64105
Fax: 816-691-5545
And via email: bdkersh@statestreetkc.com
With a copy to:
CUMIS Insurance Society, Inc.
Attn: Rosie Pope
5910 Mineral Point Road
Madison, WI 53705-4456
Address / Fax # for notices	Fax: 608-231-8591
related to payments	Email: rosie.pope@cunamutual.com

CUMIS Insurance Society, Inc.
Attn: Managing Director – Investments
5910 Mineral Point Road
Madison, WI 53705-4456
Tel: 608-231-8255
Fax: 608-236-6224
Email: john.petchler@cunamutual.com
With a copy to:
CUMIS Insurance Society, Inc.
Attn: Associate General Counsel
5910 Mineral Point Road
Madison, WI 53705-4456
Tel: 608-231-7653
Address / Fax # for all other	Fax: 608-236-7653
notices	Email: david.patch@cunamutual.com

State Street Bank
DTC/New York Window
55 Water Street
Plaza Level, 3rd Floor
Instructions re Delivery of Notes	New York, NY 10041

CUMIS INSURANCE SOCIETY, INC.
By: MEMBERS Capital Advisors, Inc., acting as Investment Advisor
By:____________________________
Name: David Patch
Signature Block	Title: Director, Private Placements

Tax identification number	39-0972608

Purchaser Name	FARM CREDIT SERVICES OF MID-AMERICA, PCA
Name in which to register Note(s)	FARM CREDIT SERVICES OF MID-AMERICA, PCA
Note Registration Number(s);
Principal Amount(s)	RI-46; $5,000,000
Federal Funds Wire Transfer
AgriBank Farm Credit Bank, St. Paul, MN
ABA#: 096016972
Payment on account of Note(s)	Account #:362405688
Method	Account Name: FCS of Mid-America
Account information	Ref: “Accompanying information” below
Name of Company: CHS INC.
Description of Security: 6.18% Series I Senior Notes due October
4,
2017
PPN: 12542R B*0
Due date and application (as among principal, interest and
Accompanying information	Make-Whole Amount) of the payment being made:

Address / Fax # for notices related to payments	Email: MAKY_FUNDS@e-farmcredit.com
Farm Credit Services of Mid-America
1601 UPS Drive
Address / Fax # for all other	Louisville, KY 40223
notices	Fax: 502-420-3764

Farm Credit Services of Mid-America
1601 UPS Drive
Louisville, KY 40223
Instructions re Delivery of Notes	Attn: Ralph Bowman

FARM CREDIT SERVICES OF MID-AMERICA, PCA
By:
Name: Ralph M. Bowman
Signature Block	Title: Vice President-Agribusiness

Tax identification number	61-1355155

Purchaser Name	1ST FARM CREDIT SERVICES, PCA
Name in which to register Note(s)	1ST FARM CREDIT SERVICES, PCA
Note Registration Number(s);
Principal Amount(s)	RI-47; $5,000,000
Federal Funds Wire Transfer
AgriBank
St. Paul, MN
ABA#: 096016972
Acct Name:1st Farm Credit Services
Payment on account of Note(s)	Acct. # 362402288
Method	Attn: CHS private Placement-Colleen Morphey
Account information	Ref: “Accompanying information” below
Name of Company: CHS INC.
Description of Security: 6.18% Series I Senior Notes due October
4,
2017
PPN: 12542R B*0
Due date and application (as among principal, interest and
Accompanying information	Make-Whole Amount) of the payment being made:

1st Farm Credit Services
2000 Jacobssen Drive
Normal, IL. 61761
Tel: 309-268-0212
Address / Fax # for notices	Or
related to payments	Email: LOANACCOUNTING@1stfarmcredit.com

1st Farm Credit Services
1560 Wall Street, Suite 221
Naperville, IL. 60563
Tel: 630-527-6426 x2
Address / Fax # for all other	Or
notices	Email: drichar@1stfarmcredit.com

1st Farm Credit Services
1560 Wall Street, Suite 221
Naperville, IL. 60563
Instructions re Delivery of Notes	Attn: Dale Richardson

1ST FARM CREDIT SERVICES, PCA
By:
Name: Dale A. Richardson
Signature Block	Title: VP-Capital Markets

Tax identification number	37-1270649

AGCOUNTRY FARM CREDIT SERVICES, PCA, D/B/A FCS COMMERCIAL FINANCE
Purchaser Name	GROUP
AGCOUNTRY FARM CREDIT SERVICES, PCA, D/B/A FCS COMMERCIAL FINANCE
Name in which to register Note(s)	GROUP

Note Registration Number(s); Principal Amount(s)	RI-48; $5,000,000

Federal Funds Wire Transfer
Agribank, FCB
375 Jackson Street
St Paul, MN 55101
ABA: 096016972
Payment on account of Note(s)	Account Name: CHS – FCS Commercial Finance Group
Method	Account #: 362401000
Account information	Ref: “Accompanying information” below

Name of Company: CHS INC.
Description of Security: 6.18% Series I Senior Notes due October
4,
2017
PPN: 12542R B*0
Due date and application (as among principal, interest and
Accompanying information	Make-Whole Amount) of the payment being made:

Agribank, FCB
375 Jackson Street
St Paul, MN 55101
Address / Fax # for notices	Attn: Jessica Hewitt
related to payments	Fax: 651-295-8172

FCS Commercial Finance Group
600 South Highway 169, Suite 850
Address / Fax # for all other	Minneapolis, MN 55426
notices	Attn: Jeremy Voigts

FCS Commercial Finance Group
600 South Highway 169, Suite 850
Minneapolis, MN 55426
Instructions re Delivery of Notes	Attn: Jeremy Voigts

AGCOUNTRY FARM CREDIT SERVICES, PCA, D/B/A FCS COMMERCIAL FINANCE
GROUP
By:
Name: Jeremy Voigts
Signature Block	Title: Assistant Vice President

Tax identification number	45-0455254

Purchaser Name	FARM CREDIT SERVICES OF AMERICA, PCA
Name in which to register Note(s)	FARM CREDIT SERVICES OF AMERICA, PCA
Note Registration Number(s);
Principal Amount(s)	RI-49; $5,000,000
Federal Funds Wire Transfer
Agribank, FCB
St Paul, MN 55101
ABA: 096016972
Account #: 362021040
Payment on account of Note(s)	Account Name:	Farm Credit Services of America
Method	Attn:	Becky Haas/Denise Beck
Account information	Ref: “Accompanying information” below
Name of Company: CHS INC.
Description of Security: 6.18% Series I Senior Notes due October
4,
2017
PPN: 12542R B*0
Due date and application (as among principal, interest and
Accompanying information	Make-Whole Amount) of the payment being made:

Address / Fax # for notices related to payments	Email: wires@fcsamerica.com
Address / Fax # for all other notices	Email: capitalmarkets@fcsamerica.com
Farm Credit Services of America
5015 S. 118th Street
Omaha, NE 68137
Instructions re Delivery of Notes	Attn: Sue Brownlee

FARM CREDIT SERVICES OF AMERICA, PCA
By:
Name: Steven L. Moore
Signature Block	Title: Vice President

Tax identification number	47-0373522

Purchaser Name	NATIONAL GUARDIAN LIFE INSURANCE COMPANY
Name in which to register Note(s)	NATIONAL GUARDIAN LIFE INSURANCE COMPANY
Note Registration Number(s);
Principal Amount(s)	RI-50; $4,000,000
Federal Funds Wire Transfer
US Bank Madison
PO Box 7900
Madison, WI 53707
ABA No. 075000022
Payment on account of Note(s)	For credit to: National Guardian Life Insurance Company
Method	Account No. 312	335 010
Account information	Ref:	“Accompanying Information” below
Name of Company: CHS INC.
Description of Security: 6.18% Series I Senior Notes due October
4,
2017
PPN: 12542R B*0
Due date and application (as among principal, interest and
Accompanying information	Make-Whole Amount) of the payment being made:

National Guardian Life Insurance Company
Two E. Gilman St
Address / Fax # for notices	Madison, WI 53703
related to payments	Attn: Investment Dept

National Guardian Life Insurance Company
Two E Gilman St
Address / Fax # for all other	Madison, WI 53703
notices	Attn: Investment Dept

National Guardian Life Insurance Company
Two E. Gilman Street
Madison, WI 53703
Instructions re Delivery of Notes	Attn: Robert A. Mucci

NATIONAL GUARDIAN LIFE INSURANCE COMPANY
By:______________________
Name: R.A. Mucci
Signature Block	Title: Senior Vice President & Treasurer

Tax identification number	39-0493780

Purchaser Name	ASSURITY LIFE INSURANCE COMPANY
Name in which to register Note(s)	ASSURITY LIFE INSURANCE COMPANY
Note Registration Number(s);
Principal Amount(s)	RI-51; $2,000,000
Federal Funds Wire Transfer
US Bank National Association
13th and M Streets
Lincoln, NE 68508
ABA Number 104000029
Payment on account of Note(s)	Account of: Assurity Life Insurance Company
Method	General Fund Account #1-494-0092-9092
Account Information	Ref:	“Accompanying information” below
Accompanying Information	Name of Company: CHS INC.
Description of Security: 6.18% Series I Senior Notes due October
4,
2017
PPN: 12542R B*0
Due date and application (as among principal, interest and
Make-Whole Amount) of the payment being made:
Assurity Life Insurance Company
4000 Pine Lake Road
Lincoln, NE 68516
Attn: Investment Division
Address for Notices Related to	Phone: 402-437-3682
Payments	Fax: 402-458-2170
Assurity Life Insurance Company
4000 Pine Lake Road
P.O. Box 82533
Lincoln, NE 68501-2533
Attn: Victor Weber
Phone: 402-437-3682
Fax: 402-458-2170
Address for all other Notices	Email: vweber@assurity.com

Assurity Life Insurance Company
4000 Pine Lake Road
Lincoln, NE 68516
Instructions for Delivery of Notes	Attn: Victor Weber

ASSURITY LIFE INSURANCE COMPANY
By:______________________________
Name:
Signature Block	Title:

Tax Identification Number	38-1843471

Purchaser Name	THE OHIO NATIONAL LIFE INSURANCE COMPANY
Name in which to register Note(s)	THE OHIO NATIONAL LIFE INSURANCE COMPANY
Note Registration Number(s);
Principal Amount(s)	RI-52; $1,000,000
Federal Funds Wire Transfer
U.S. Bank N.A.
5th & Walnut Streets
Cincinnati, OH 45202
ABA #042-000013
Payment on account of Note(s)	For credit to The Ohio National Life Insurance Company Account
Method	No. 910-275-7
Account information	Ref: “Accompanying information” below
Name of Company: CHS INC.
Description of Security: 6.18% Series I Senior Notes due October
4,
2017
PPN: 12542R B*0
Due date and application (as among principal, interest and
Accompanying information	Make-Whole Amount) of the payment being made:

The Ohio National Life Insurance Company
One Financial Way
Cincinnati, OH 45242
Address / Fax # for notices	Attention: Investment Department
related to payments	Fax: 513-794-4506

The Ohio National Life Insurance Company
One Financial Way
Cincinnati, OH 45242
Address / Fax # for all other	Attention: Investment Department
notices	Fax: 513-794-4506

The Ohio National Life Insurance Company
One Financial Way
Cincinnati, OH 45242
Instructions re Delivery of Notes	Attention: Jed R. Martin

THE OHIO NATIONAL LIFE INSURANCE COMPANY
By: ________________________
Name: Jed R. Martin
Signature Block	Title: Vice President, Private Placements

Tax identification number	31-0397080

Purchaser Name	OHIO NATIONAL LIFE ASSURANCE CORPORATION
Name in which to register Note(s)	OHIO NATIONAL LIFE ASSURANCE CORPORATION
Note Registration Number(s);
Principal Amount(s)	RI-53; $4,000,000
Federal Funds Wire Transfer
U.S. Bank N.A.
5th & Walnut Streets
Cincinnati, OH 45202
ABA #042-000013
Payment on account of Note(s)	For credit to Ohio National Life Assurance Corporation
Method	Account No. 865-215-8
Account information	Ref: “Accompanying information” below
Name of Company: CHS INC.
Description of Security: 6.18% Series I Senior Notes due October
4,
2017
PPN: 12542R B*0
Due date and application (as among principal, interest and
Accompanying information	Make-Whole Amount) of the payment being made:

Ohio National Life Assurance Corporation
One Financial Way
Cincinnati, OH 45242
Address / Fax # for notices	Attention: Investment Department
related to payments	Fax: 513-794-4506

Ohio National Life Assurance Corporation
One Financial Way
Cincinnati, OH 45242
Address / Fax # for all other	Attention: Investment Department
notices	Fax: 513-794-4506

Ohio National Life Assurance Corporation
One Financial Way
Cincinnati, OH 45242
Instructions re Delivery of Notes	Attention: Jed R. Martin

OHIO NATIONAL LIFE ASSURANCE CORPORATION
By: ________________________
Name: Jed R. Martin
Signature Block	Title: Vice President, Private Placements

Tax identification number	31-0962495

SCHEDULE B

DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“Adjusted Consolidated Funded Debt” means Consolidated Funded Debt, plus the net present value of all rentals payable under operating leases of the Company and its Subsidiaries as discounted by a rate of 10% per annum.

“Affiliate” means, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Subsidiary or any corporation of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of Voting Interests, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company.

“Agreement, this” is defined in Section 17.3.

“Anti-Terrorism Order” means Executive Order No. 13,224 of September 23, 2001, Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism, 66 U.S. Fed. Reg. 49079 (2001), as amended.

“Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed.

“Capital Lease” means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

“Capitalized Lease Obligation” means with respect to any Person and a Capital Lease, the amount of the obligation of such Person as the lessee under such Capital Lease (net of interest expenses) which would, in accordance with GAAP, appear as a liability on a balance sheet of such Person.

“Change in Control” means any Person or Persons acting in concert, together with the Affiliates thereof, directly or indirectly controlling or owning (beneficially or otherwise) in the aggregate more than 50% of the aggregate voting power of the issued and outstanding Voting Interests of the Company.

“Closing” is defined in Section 3.

“CoBank” means Co-Bank, ACB, a United States Agricultural Credit Bank.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Company” is defined in the introductory paragraph hereof.

“Confidential Information” is defined in Section 20.

“Consolidated Cash Flow” means for any period the sum of (a) earnings before income taxes of the Company and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, plus (b) the amounts that have been deducted in the determination of such earnings before income taxes for such period for (i) interest expense for such period, (ii) depreciation for such period, (iii) amortization for such period and (iv) extraordinary non-cash losses for such period, minus (c) the amounts that have been included in the determination of such earnings before income taxes for such period for (i) one-time gains, (ii) extraordinary income, (iii) non-cash patronage income, and (iv) non-cash equity earnings in joint ventures.

“Consolidated Funded Debt” means as of any date of determination, the total of all Funded Debt of the Company and its Subsidiaries outstanding on such date, after eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in the course of preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with GAAP.

“Consolidated Members’ and Patrons’ Equity” means, with respect to the Company and its Subsidiaries, the amount of equity accounts, plus (or minus in the case of a deficit) the amount of surplus and retained earnings accounts of the Company and its Subsidiaries, plus (or minus in the case of a deficit), to the extent not included in such equity accounts, the minority interests in Subsidiaries; provided that the total amount of intangible assets of the Company and its Subsidiaries (including, without limitation, unamortized debt discount and expense, deferred charges and goodwill) included therein shall not exceed $30,000,000 (and to the extent such intangible assets exceed $30,000,000, they will not be included in the calculation of Consolidated Members’ and Patrons’ Equity); all as determined on a consolidated basis in accordance with GAAP consistently applied.

“Consolidated Net Worth” means as of any date, total equity of the Company and its Subsidiaries as of such date, determined on a consolidated basis in accordance with GAAP.

“Consolidated Total Assets” means at any time, the total assets of the Company and its Subsidiaries that would be shown on a consolidated balance sheet of the Company and its Subsidiaries at such time prepared in accordance with GAAP.

“Debt” means with respect to any Person

(a) all obligations of such Person for borrowed money (including all obligations for borrowed money secured by any Lien with respect to any property owned by such Person whether or not such Person has assumed or otherwise become liable for such obligations),

(b) all obligations of such Person for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to such property),

(c) all Capitalized Lease Obligations of such Person and

(d) all Guaranties of such Person with respect to liabilities of the type described in clause (a), (b) or (c) of any other Person,

provided that (i) Debt of a Subsidiary of the Company shall exclude such obligations and Guaranties of such Subsidiary if owed or guaranteed by such Subsidiary to the Company or a Wholly-Owned Subsidiary of the Company, (ii) Debt of the Company shall exclude such obligations and Guaranties if owed or guaranteed by the Company to a Wholly-Owned Subsidiary of the Company and (iii) Debt of the Company shall exclude any unfunded obligations which may exist now and in the future in the Company’s pension plans.

“Debt Prepayment Application” is defined in Section 10.7(c).

“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Default Rate” means that rate of interest that is the greater of (a) 2% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes or (b) 2% over the rate of interest publicly announced by The Bank of New York in New York, New York as its “base” or “prime” rate.

“Designated Portion” is defined in Section 10.7(b).

“Disclosure Documents” is defined in Section 5.3.

“Disposition Value” is defined in Section 10.7(c).

“Distribution” means, in respect of any corporation, association or other business entity:

(a) dividends or other distributions or payments on capital stock or other equity interests of such corporation, association or other business entity (except distributions in such stock or other equity interest); and

(b) the redemption or acquisition of such stock or other equity interests or of warrants, rights or other options to purchase such stock or other equity interests (except when solely in exchange for such stock or other equity interests) unless made, contemporaneously, from the net proceeds of a sale of such stock or other equity interests.

“Electronic Delivery” is defined in Section 7.1(a).

“Environmental Laws” means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

“Event of Default” is defined in Section 11.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Transfers” is defined in Section 10.7(a).

“Fair Market Value” means, at any time and with respect to any property, the sale value of such property that would be realized in an arm’s-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell, respectively).

“Form 10-Q” is defined in Section 7.1(a).

“Form 10-K” is defined in Section 7.1(b).

“Funded Debt” means with respect to any Person, all Debt which would, in accordance with GAAP, be required to be classified as a long term liability on the books of such Person, and shall include, without limitation (i) any Debt which by its terms or by the terms of any instrument or agreement relating thereto matures, or which is otherwise payable or unpaid, more than one year from the date of creation thereof, (ii) any Debt outstanding under a revolving credit or similar agreement providing for borrowings (and renewals and extensions thereof) which would, in accordance with GAAP, be required to be classified as a long term liability of such Person, (iii) any Capitalized Lease Obligation of such Person, and (iv) any Guaranty of such Person with respect to Funded Debt of another Person. Notwithstanding anything to the contrary contained herein, any Debt outstanding under a revolving credit or similar agreement providing for borrowings where no amount of such Debt is outstanding for a period of 30 consecutive days during each 12 month period (and which has not been refinanced with other Debt which does not constitute Funded Debt) will not be deemed to constitute Funded Debt.

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States of America.

“Governmental Authority” means

(a) the government of

(i) the United States of America or any State or other political subdivision thereof, or

(ii) any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

(b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

“Guaranty” means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Debt, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

(a) to purchase such Debt or obligation or any property constituting security therefor;

(b) to advance or supply funds (i) for the purchase or payment of such Debt or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such Debt or obligation;

(c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such Debt or obligation of the ability of any other Person to make payment of the Debt or obligation; or

(d) otherwise to assure the owner of such Debt or obligation against loss in respect thereof.

In any computation of the Debt or other liabilities of the obligor under any Guaranty, the Debt or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

“Hazardous Material” means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls).

“holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1.

“Hostile Tender Offer” means, with respect to the use of proceeds of any Note, any offer to purchase, or any purchase of, shares of capital stock of any corporation or equity interests in any other entity, or securities convertible into or representing the beneficial ownership of, or rights to acquire, any such shares or equity interests, if such shares, equity interests, securities or rights are of a class which is publicly traded on any securities exchange or in any over-the-counter market, other than purchases of such shares, equity interests, securities or rights representing less than 5% of the equity interests or beneficial ownership of such corporation or other entity for portfolio investment purposes, and such offer or purchase has not been duly approved by the board of directors of such corporation or the equivalent governing body of such other entity prior to the date of the Closing.

“INHAM Exemption” is defined in Section 6.2(e).

“Institutional Investor” means (a) any original purchaser of a Note, (b) any holder of a Note holding more than 5% of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

“Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

“Make-Whole Amount” is defined in Section 8.7.

“Material” means material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of the Company and its Subsidiaries taken as a whole.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement and the Notes, or (c) the validity or enforceability of this Agreement or the Notes.

“Memorandum” is defined in Section 5.3.

“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).

“NAIC” means the National Association of Insurance Commissioners or any successor thereto.

“NAIC Annual Statement” is defined in Section 6.2(a).

“NCRA” means National Cooperative Refinery Association, a Kansas cooperative association.

“Net Proceeds Amount” is defined in Section 10.7(c).

“Notes” is defined in Section 1.

“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

“Ordinary Course Transfer” is defined in Section 10.7(a).

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

“Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

“Primary Bank Facility” means an agreement, guaranty or other instrument (or agreements, guaranties or other instruments to the extent such agreements, guaranties or other instruments were entered into in concert in one or a series of transactions): (i) entered into by the Company in connection with the provision of recourse credit in the form of revolving loans, term loans, letters of credit or other extensions of credit commonly provided under syndicated bank credit agreements to the Company or any of its Subsidiaries and (ii) under which the aggregate amount of credit extended (whether in the form of loans or commitments) to the Company or for which the Company is obligated as a guarantor or otherwise is $150,000,000 or more.

“Priority Debt” means, at any time, without duplication, the sum of

(a) all then outstanding Debt of the Company or any Subsidiary secured by any Lien on any property of the Company or any Subsidiary (other than Debt secured only by Liens permitted under paragraphs (a) through (i) of Section 10.6), plus

(b) all Funded Debt of Subsidiaries of the Company.

“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

“Proposed Prepayment Date” is defined in Section 8.2(b)(i).

“PTE” is defined in Section 6.2(a).

“Purchaser” is defined in the introductory paragraph hereof.

“QPAM Exemption” means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

“Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.

“Ratable Portion” is defined in Section 10.7(c).

“Reinvested Transfer” is defined in Section 10.7(b).

“Required Holders” means, at any time, the holders of a majority in aggregate principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

“Required Principal Payment” is defined in Section 8.2(a).

“Responsible Officer” means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

“SEC” shall mean the Securities and Exchange Commission of the United States, or any successor thereto.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Senior Debt” means the Notes and any Debt of the Company or its Subsidiaries that by its terms is not in any manner subordinated in right of payment to any other unsecured Debt of the Company or any Subsidiary.

“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

“Source” is defined in Section 6.2.

“Subsidiary” shall mean, with respect to any Person, any other Person greater than 50% of the total combined voting power of all classes of Voting Interests of which shall, at the time as of which any determination is being made, be owned by such first Person either directly or through other Subsidiaries of such first Person.

“Substantial Portion” is defined in Section 10.7(c).

“Surviving Corporation” is defined in Section 10.2(b)(i).

“SVO” means the Securities Valuation Office of the NAIC or any successor to such Office.

“Transfer” is defined in Section 10.7(c)(v).

“USA Patriot Act” means United States Public Law 107-56, United and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT Act) Act of 2001.

“Voting Interests” shall mean (a) with respect to any stock corporation, any shares of stock of such corporation whose holders are entitled under ordinary circumstances to vote for the election of directors of such corporation or persons performing similar functions (irrespective of whether at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency), and (b) with respect to the Company or any other entity, membership or other ownership interests in the Company or such other entity whose holders are entitled under ordinary circumstances to vote for the election of the directors of the Company or such other entity or persons performing similar functions (irrespective of whether at the time membership or other ownership interests of any other class or classes shall have or might have voting power by reasoning of the happening of any contingency).

“Wholly-Owned Subsidiary” means, at any time, any Subsidiary one hundred percent (100%) of all of the equity interests (except directors’ qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company’s other Wholly-Owned Subsidiaries at such
time.SCHEDULE 4.9

CHANGES IN CORPORATE STRUCTURE

Effective August 28, 2007, CHS Inc. engaged in a triangular merger with M & M Cooperative, Inc. of Yuma, Colorado (“Yuma”) and CHS-M&M, Inc., a wholly-owned subsidiary of CHS Inc., through which CHS-M&M, Inc. acquired all of the assets of Yuma. Equities of CHS Inc. were exchanged for equities of Yuma in the transaction. The book value of the assets of Yuma acquired by CHS-M&M, Inc. in the transaction is [$20,000,000 – pending confirmation].

SCHEDULE 5.3

DISCLOSURE MATERIALS

None.

SCHEDULE 5.4

SUBSIDIAIRIES OF THE COMPANY AND OWNERSHIP OF SUBSIDIARY STOCK

Active/							Jurisdiction of	Date of
Inactive	Business Name	Address	Type	Business Description	Ownership By	Fiscal Year End	Incorporation	Incorporation	Federal ID
5500 Cenex Drive
	Ag States Agency of	PO Box 64089
A	Montana, Inc.	St. Paul, MN 55164	SUB	Insurance Agency	100% CHS	31-Dec	Montana	10/11/1977	81-0372838
5500 Cenex Drive
	Ag States Agency,	PO Box 64089		Independent
A	LLC	St. Paul, MN 55164	LLC	Insurance Agency	100% CHS	31-May	Minnesota	12/27/1994	41-1795536
	CENEX AG, Inc.	5500 Cenex Drive
	(formerly FUCEI-E,	PO Box 64089		Sale of feed and
A	Inc.)	St. Paul, MN 55164	Sub	seed products.	100% CHS	31-Aug	Delaware	10/23/1974	41-1248837
Retail sales and
		5500 Cenex Drive		distribution of
	Cenex Petroleum,	PO Box 64089		petroleum and other
A	Inc.	St. Paul, MN 55164	Sub	related products.	100% CHS		Minnesota	7/11/1996	41-1847046

A	CENEX Pipeline, LLC	5500 Cenex Drive PO Box 64089 St. Paul, MN 55164	LLC	Operating Subsidiary for pipeline operations	100% CHS		Minnesota	5/4/1998

A	CHS Aggressive Growth Fund, Inc.	11 East Chase Street Baltimore, MD 21202	Corp	Investment Company	100% CHS	31-Aug	Maryland	5/1/2001	52-2316147

A	CHS Canada, Inc.	80 Dufferin Avenue London, Ontario N6A4G4	Corp	Holding Company for investment in Horizon Milling GP	100% CHS	31-Aug	Ontario	7/18/2006	Canadian 2108362

A	CHS Conservative Growth Fund, Inc.	11 East Chase Street Baltimore, MD 21202	Corp	Investment Company	100% CHS	31-Aug	Maryland	5/1/2001	52-2316152

A	CHS do Brasil Ltda.	Avenida Santo Amaro 48, 3rd Floor, Ste. 31 Vila Nova Conceicao Sao Paulo, Brazil 04506-000	LLC	Origination and marketing of soybeans for export to Pacific Rim and European buyers	100% CHS		Sao Paulo Brazil	Feb-03	Brazil 05.492.968/0001-04

A	CHS Energy Canada, Inc.	5500 Cenex Drive PO Box 64089 St. Paul, MN 55164	Sub	Petroleum; does no business	100% CHS		Alberta, Canada	6/12/1987	868230301-RC0001 Canadian 8874 8884

A	CHS Fixed Income Fund, Inc.	11 East Chase Street Baltimore, MD 21202	Corp	Investment Company	100% CHS	31-Aug	Maryland	6/13/2001	41-2008912

A	CHS Holdings, Inc.	5500 Cenex Drive PO Box 64089 St. Paul, MN 55164	SUB	Rail at Joliette, ND	100% CHS	31-Aug	Minnesota	4/20/1999	41-1947300

Active/							Jurisdiction of	Date of
Inactive	Business Name	Address	Type	Business Description	Ownership By	Fiscal Year End	Incorporation	Incorporation	Federal ID
Agent for CHS in
obtaining contracts
for sale of grain
		5500 Cenex Drive		in China & other
		PO Box 64089		countries in SE
A	CHS Hong Kong, LLC	St. Paul, MN 55164	SUB	Asia	100% CHS	31-Aug	Minnesota	1/16/2007	20-8238207
		5500 Cenex Drive		Combined
		PO Box 64089		Corporation (Cenex
A	CHS Inc.	St. Paul, MN 55164	Self	and HSC)	100% CHS		Minnesota	7/15/1936	41-0251095
99% CHS; 1% St.
Paul Maritime
A	CHS Inc. de Mexico	Mexico City, Mexico	Sub		Corporation	31-Dec	Mexico	2/20/2006
11 East Chase
A	CHS Moderate Growth Fund, Inc.	Street Baltimore, MD 21202	Corp	Investment Company	100% CHS	31-Aug	Maryland	5/1/2001	52-2316156

A	CHS-Blackfoot, Inc.	477 West Highway 26, Blackfoot, ID 83221	SUB	Organized to transact any and all lawful business for which corporations may be incorporated under the Idaho Business Corporations Act.	100% CHS	31-Aug	Idaho	3/30/2006	30-0357896

A	CHS-Browns Valley	5500 Cenex Drive PO Box 64089 St. Paul, MN 55164	SUB	Carrying on a supply business, as a cooperative, engaging in any activity or service in connection with the sale of crop inputs, energy products and agricultural supply products	100% CHS	31-Aug	Minnesota	8/21/2003	75-3133234

A	CHS-China, LLC	5500 Cenex Drive PO Box 64089 St. Paul, MN 55164	SUB	Agent for CHS in obtaining contracts for sale of grain in China & other countries in SE Asia	100% CHS	31-Aug	Minnesota	4/5/2007	20-8782343

Active/							Jurisdiction of	Date of
Inactive	Business Name	Address	Type	Business Description	Ownership By	Fiscal Year End	Incorporation	Incorporation	Federal ID
Carrying on a farm
supply business
engaging in the
purchase, sale and
handling of
agricultural
products and
agricultural
		135 First Street,		supplies, energy
		Chinook, MT		products and
A	CHS-Chinook	59523-0339	SUB	machinery.	100% CHS	31-Aug	Montana	2/11/2002	73-1630482
5500 Cenex Drive
Inver Grove
Heights, MN
A	CHS-Chokio	55077-2112	SUB		100% CHS	31-Aug	Minnesota	7/28/2006	33-1148125

A	CHS-Clinton/Wilmot	5500 Cenex Drive Inver Grove Heights, MN 55077-2112	SUB	Grain Handling and Marketing of Grain	100% CHS	31-Aug	Minnesota	5/21/2003	87-0711575

A	CHS-Corsica	5500 Cenex Drive Inver Grove Heights, MN 55077	SUB	Farm Supply business, as a cooperative, engaging in any activity or service in connection with the purchase, sale and handling of energy products.	100% CHS	31-Aug	South Dakota	6/25/2007	35-2303251

A	CHS-Dickinson	3645 98th R Avenue SW, Taylor, ND 58656	SUB	organized for the purpose of carrying on a grain elevator and warehouse business	100% CHS	31-Aug	North Dakota	10/9/2003	75-3133243

A	CHS-Drayton	2002 North Washington Street Grand Forks, ND 58203	SUB	Engage in any activity within the purposes for which a cooperative may be organized under North Dakota Statute 10-15	100% CHS	31-Aug	North Dakota	1/27/2003	82-0585676

Active/							Jurisdiction of	Date of
Inactive	Business Name	Address	Type	Business Description	Ownership By	Fiscal Year End	Incorporation	Incorporation	Federal ID
Engage in any
activity within the
purposes for which
a cooperative may
		5500 Cenex Drive		be organized under
		PO Box 64089		North Dakota
A	CHS-Fairdale	St. Paul, MN 55164	SUB	Statute 10-15	100% CHS	31-Aug	North Dakota	8/29/2006	33-1148124
Organized to
transact any and
all lawful business
for which
corporations may be
		5500 Cenex Drive		incorporated under
		PO Box 64089		Chapter 17 of the
A	CHS-Farmco, Inc.	St. Paul, MN 55164	Sub	KSA	100% CHS	31-Aug	Kansas	3/13/2006	61-1501377

A	CHS-Hoffman	5500 Cenex Drive, Inver Grove Heights, MN 55077	SUB	Carrying on a supply business, as a cooperative, engaging in any activity or service in connection with the sale of crop inputs, energy products and agricultural supply products	100% CHS	31-Aug	Minnesota	12/23/2003	43-2042326

A	CHSIH AG	c/o RA Peter Georg Studer Posststrasse 6 CH-6301 Zug Switzerland	SUB	Holding Company for interest in new Multigrain JV	100% CHS		Zug, Switzerland	9/19/2006

A	CHS-M&M, Inc.	5500 Cenex Drive Inver Grove Heights, MN 55077	Sub		100% CHS	31-Aug	Colorado	3/23/2007	20-8704763

A	CHS-Mitchell	1320 West Havens Mitchell, SD 57301	SUB	Carrying on a farm supply business, as a cooperative, engaging in any activity or service in connection with the purchase, sale and handling of energy products.	100% CHS	31-Aug	South Dakota	4/18/2005	75-3192388

A	CHS-Moscow, Inc.	P.O. Box 467 Lewiston, Idaho 83501-0467	SUB	The transaction of any and all lawful business of which corporations may be incorporated under the Idaho Business Corporations Act	100% CHS	31-Aug	Idaho	8/18/2004	75-3169237

A	CHS-Starbuck	5500 Cenex Drive Inver Grove Heights, MN 55077-2112	SUB	Grain and supply business as a cooperative	100% CHS	31-Aug	Minnesota	5/28/2003	87-0711576

A	CHS-Wallace County, Inc.	P.O. Box 64089 St. Paul, MN 55164-0089	SUB	The transaction of any and all lawful business of which corporations may be incorporated under Chapter 17 of the Kansas Statutes Annotated.	100% CHS	31-Aug	Kansas	2/17/2005	43-2079564

A	Circle Land Management, Inc.	PO Box 909; Laurel, MT 59044	CORP	Land Mgt. for property around Laurel MT refinery	100% CHS		Minnesota	5/5/1993	41-1750051

A	CoGrain	560 W. Grain Terminal Rd., Pasco, WA 99301			Ritzville Warehouse Company 7.273%; CHS 54.5%; Pendleton Grain Growers 1.818%; Odessa Union Warehouse Co-op 36.364%		Washington	9/21/1990

A	Country Energy, LLC	5500 Cenex Drive PO Box 64089 St. Paul, MN 55164	LLC	Alliance between CHS and Farmland	100% CHS	31-Aug	Delaware	4/9/1998	43-1813211

A	Country Hedging, Inc.	5500 Cenex Drive PO Box 64089 St. Paul, MN 55164	SUB	Full service commodity futures and option brokerage	100% CHS	31-Aug	Delaware	8/20/1986	41-1556399

Provides cattle
feeding and swine
financing loans;
facility financing
		4001 South Westport		loans; crop
		AvenueP.O. Box		production loans,
		88808Sioux Falls,		and	consulting
A	Fin-Ag, Inc.	SD 57105	SUB	services	100% CHS	31-Aug	South Dakota	12/17/1987	46-0398764
		5500 Cenex Drive		To own and operate
	Front Range	PO Box 64089		the Front Range
A	Pipeline, LLC	St. Paul, MN 55164	LLC	Pipeline	100% CHS		Minnesota	3/23/1999	41-1935715
Dienstenstraat 15
	Harvest States	NL 3161 GN
	Cooperatives Europe	Rhoon	The
A	B.V.	Netherlands	LLC	Grain Marketing	100% CHS	31-Aug	Netherland	5/9/2001
Acquired with
Sparta Foods,
		5500 Cenex Drive,		Sold assets 5/31/05	wholly owned
	La Canasta of	Inver Grove		to Gruma. Still	subsidiary of
A	Minnesota, Inc.	Heights, MN 55077	SUB	own company	Sparta Foods			11/18/1980

5500 Cenex Driver
	Marshall Insurance	Inver Grove Heights
A	Agency, Inc.	MN 55077	SUB	Insurance Agency	100% CHS		Minnesota	4/1/2005	83-0428017

		5500 Cenex Drive		Acquiring, owning,	Financial: 33%
		PO Box 64089		operating and	FUOC; 67% CHS;
	Montevideo Grain,	St.		managing grain	Governance 50%
A	LLC	Paul, MN 55164	LLC	assets	FUOC, 50% CHS	31-Aug	Delaware	8/9/2001	41-2015718

Manufacturer,
	National			marketing, and
	Cooperative	2000 South Main		wholesale
	Refinery	Mcpherson, KS 67460		distribution of	CHS - 74.5%, 25.5
A	Association (NCRA)	(620) 241-2340	Corp.	petroleum products.	Growmark and MFA	30-Sep	Kansas	7/7/1943

		5500 Cenex Drive		Sale of coffee	75% CHS, 25%
	Partnered	Inver Grove		through Mountain	Seaside Properties,
A	Beverages, LLC	Heights, MN 55077	LLC	Mud stores	LLC		Minnesota	10/11/2006	20-5706238

		300 West Feedville			80% - CHS and 20%
	PGG/HSC Feed	Road			Pendleton Grain
A	Company, L.L.C.	Hermiston, OR 97838	LLC	Feed Manufacturer	Growers	31-May	Oregon	10/26/1994	93-1156470

Company employing
stevedores at
	St. Paul Maritime			Myrtle Grove
A	Corporation		SUB	Terminal	100% CHSC	31-Aug	Minnesota	8/18/1995

Tillamook Valley
Nutrition, LLC
(name changed from
Tillamook/GTA
	Feeds, L.L.C	4000 Blimp Boulevard
A	10/24/06)	Tillamook, OR 97141	JV	Feed Manufacturer	100% CHS	31-Aug	Oregon	9/11/1996	91-1766910

5500 Cenex Drive
PO Box 64089
		St. Paul, MN 55164		Holding Company for
		and 3315 North Oak		membership
	United Country	Trafficway Kansas		interests in
A	Brands LLC	City, MO 64116	LLC	Agriliance LLC	100% CHS	31-Aug	Delaware	01/05/00	41-1961040

SCHEDULE 5.5

FINANCIAL STATEMENTS

1.	Consolidated Balance Sheets for fiscal years 2004 through 2006 and 11-month results for the period ended July 31, 2007.

2.	Consolidated Income Statements for fiscal years 2004 through 2006 and 11-month results for the period ended July 31, 2007.

3.	Consolidated Cash Flow Statements for fiscal years 2004 through 2006.

SCHEDULE 5.6

RESTRICTIONS ON DEBT

1.	$225,000,000 6.81% Series A Notes due June 19, 2013 issued pursuant to Note Agreement dated as of June 19, 1998 among the Company and each of the investors listed on the Purchase Schedule attached thereto.

2.	$25,000,000 7.90% Series B Notes due January 10, 2011 issued pursuant to Note Purchase and Private Shelf Agreement dated as of January 10, 2001 among the Company and The Prudential Insurance Company and certain of affiliates thereof (the “Shelf Agreement”) and $55,000,000 Private Shelf Facility established thereunder.

3.	$55,000,000 7.43% Series C Notes dated March 2, 2001 due March 2, 2011 issued pursuant to the Shelf Agreement.

4.	$115,000,000 4.96% Series D Senior Notes due October 18, 2012 and $60,000,000 5.60% Series E Senior Notes due October 18, 2017, issued pursuant to Note Purchase Agreement dated as of October 18, 2002 among the Company and each of the investors listed on the Purchase Schedule attached thereto.

5.	$15,000,000 4.08% Series F Senior Notes due April 13, 2010 and $15,000,000 4.39% Series G Senior Notes due April 13, 2011 issued pursuant to Note Purchase and Private Shelf Agreement dated as of April 13, 2004 among the Company and The Prudential Insurance Company and certain of affiliates thereof and $70,000,000 Private Shelf Facility established thereunder.

6.	$125,000,000 5.25% Series H Senior Notes due September 21, 2014, issued pursuant to Note Purchase Agreement dated as of September 21, 2004 among the Company and each of the investors listed on the Purchase Schedule attached thereto.

7.	Amended and Restated Credit Agreement ($1,100,000,000 Revolving Loan) dated as of May 18, 2006) by and between CoBank, ACB, St. Paul Bank for Cooperatives, et al. and CHS Inc., including all Amendments thereto.

8.	Credit Agreement ($200,000,000 Term Loan) dated as of June 1, 1998 by and between CoBank, ACB, et al. and CHS Inc., including all Amendments thereto.

SCHEDULE 5.12

INTELLECTUAL PROPERTY

None.

SCHEDULE 5.16

EXISTING DEBT

CHS Inc. & Subsidiaries Outstanding Debt & Committed Lines of Credit as of July 31, 2007.

Item	Amount
Short-Term Notes
CHS 5 yr Revolver	1,100,000,000	(represents commitment — actual drawn was $360,000,000)
		($125,000,000 commitment reduces availability of 5 yr
Commercial Paper	0	revolver — actual drawn was $60,286,915)
NCRA’s Revolver	15,000,000	(represents commitment — actual drawn was -0- )
Provista’s Revolver	25,000,000	(represents commitment — actual drawn was $4,838,369)
Misc Notes	1,514,404
	1,141,514,404

Indust Rev Bonds
Montana Econ	3,925,000

Private Placement
Private Placement - Jun ‘98	225,000,000
Private Placement - Oct ‘02	157,307,692
Prudential Shelf Note	31,428,572
Prudential Shelf Note	14,285,714
Prudential Shelf Note	15,000,000
Prudential Shelf Note	15,000,000
Private Placement - Sept ‘04	125,000,000

	583,021,978

Cobank
Building Loan	2,154,416
Term Debt	75,440,000
NCRA’s Term Debt	3,000,000
	80,594,416

Other Notes Payable
Corp Books
Robert L. Nygaard	29,000
Lemmon-Thunder Hawk	310,719
Mahnomen MN	572,913
Greenbush MN	175,438
Met Life	8,325,446
Hall Prommisory Note	84,948
Country Operations
Prairie Lakes — Elrosa Note	111,783
Prairie Lakes — St MN	84,559
United Plains — Patron Notes	251,800
Farmers Alliance -Un Energy Note	102,474
Milk River — Big Sandy Note	132,917
Chokio — St MN	40,000
Bingham — Note	593,087
Bingham — Patron Notes	329,197
CHS-French-Fergus Falls	40,166
Business Solutions
CoFina Note	4,592,028
Oilseed
Rural Electric	220,757
MN Rail	97,785
Milling
MDT Rail Rehabilitation	40,067
Rural Econ Development Loan	102,538
Ag States
Daseke Note	500,000
	16,737,622

Consolidated Total	1,825,793,420
		CHS Inc.
	Financial Guarantees
		7/31/07
			Limit of	7/31/07
			Guarantee	Exposure

Financial Services with CoBank for Mtn Ctry			300,000	5,000
Temco Credit Facility
50% of Loan Balance			25,000,000	13,950,000
Temco — J.P. Morgan Futures Inc.
50% of Margin Deposit Balance			1,000,000	637,835
Horizon Milling performance guarantee			5,000,000	-
Deferred Payment Contracts
NFI - 20%			1,000,000	1,000,000
Provista Credit Facility - 100%			20,000,000	4,838,369
Cofina Financial, LLC — Propartners			19,915,433	15,811,247
Cofina Financial, LLC			10,700,000	7,566,214

Total Guarantees **			82,915,433	43,808,665

** Bank Covenants allow up to $150 million

EXHIBIT 1

[FORM OF SERIES I SENIOR NOTE]

CHS INC.

6.18% SERIES I SENIOR NOTE DUE OCTOBER 4, 2017

No. RI-[ ] $[ ]	[Date] PPN: 12542R B*0

FOR VALUE RECEIVED, the undersigned, CHS Inc. (herein called the “Company”), a corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to [     ], or registered assigns, the principal sum of [     ] DOLLARS ($[     ])(or so much thereof as shall not have been prepaid) on October 4, 2017, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 6.18% per annum from the date hereof, payable semiannually, on the 4th day of October and April in each year, commencing with the October or April next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 8.18% or (ii) 2% over the rate of interest publicly announced by The Bank of New York from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at The Bank of New York in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of 6.18% Series I Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of October 4, 2007 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

CHS INC.

By:
Name:
Title:

EXHIBIT 4.4(a)

FORM OF OPINION OF GENERAL COUNSEL FOR THE COMPANY

David A. Kastelic
Senior Vice President and General Counsel
Direct: (651) 355-3712
david.kastelic@chsinc.com

October 4, 2007

To the Persons Listed on
Annex 1 hereto

Re: CHS Inc. (the “Company”)

Ladies and Gentlemen:

Reference is made to that certain Note Purchase Agreement, dated as of October 4, 2007 (the "Note Purchase Agreement”) between the Company and each of the purchasers listed on Schedule A attached thereto (the “Purchasers”), which provides, among other things, for the issuance and sale by the Company of its 6.18% Series I Senior Notes due October 4, 2017 in the aggregate principal amount of Four Hundred Million Dollars ($400,000,000). The capitalized terms used herein and not defined herein have the meanings assigned to them by or pursuant to the terms of the Note Purchase Agreement.

I act as general counsel for the Company and in that capacity I am familiar with the corporate matters of the Company. This opinion is delivered to you pursuant to Section 4.4(a) of the Note Purchase Agreement. In acting as such counsel, I have examined:

(a) the Note Purchase Agreement;

(b) the Company’s 6.18% Series I Senior Notes due October 4, 2017, dated the date hereof, in the form of Exhibit 1 to the Note Purchase Agreement, and in the principal amounts and with the registration numbers set forth on Schedule A to the Note Purchase Agreement (the “Series I Notes”);

(c) the certificate of a Responsible Officer of the Company, dated the date of Closing, as contemplated by Section 4.3 of the Note Purchase Agreement;

(d) each of the other documents, instruments and agreements executed and delivered by the Company in connection with the transactions contemplated by the Note Purchase Agreement;

(e) the bylaws and minute books of the Company and a certified copy of the articles of incorporation of the Company, as in effect on the date hereof, and such other corporate or constitutive documents and records of the Company as I have deemed relevant and necessary or appropriate for purposes of this opinion;

(f) a good standing certificate from the state of Minnesota with respect to the Company;

(g) a letter to the Company and Bingham McCutchen LLP from Banc of America Securities LLC. describing the manner of the offering of the Notes; and

(h) originals, or copies certified or otherwise identified to my satisfaction, of such other documents, records, instruments and certificates of public officials as I have deemed necessary or appropriate to enable me to render this opinion.

In rendering my opinion, I have assumed that all signatures (other than signatures of officers and directors of the Company) are genuine, that all documents submitted to me as originals are genuine, that all copies submitted to me conform to the originals, that all natural Persons have legal capacity and, as to documents executed by or on behalf of Persons other than the Company, that each such Person executing such documents had the power to enter into and perform its obligations under such documents, and that such documents have been duly authorized, executed and delivered by, and are binding upon and enforceable against, such Persons.

I have no actual knowledge of any information that would indicate that the foregoing assumptions are invalid.

My opinion is based upon the laws of the State of New York, United States federal law and the general corporation laws of the State of Minnesota.

Based on the foregoing, I am of the following opinions:

1. The Company is a nonstock agricultural cooperative corporation duly incorporated, validly existing and in good standing under the laws of the State of Minnesota and has all requisite corporate power and authority to carry on its business and own its property.

2. The Company has duly qualified and is in good standing as a foreign corporation in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary, except where the failure to so qualify and to be in good standing would not have a Material Adverse Effect.

3. The Company has the requisite corporate power and authority to execute and deliver the Note Purchase Agreement, to issue and sell the Notes, and to perform its obligations set forth in each of the Note Purchase Agreement and the Notes. Each of the Note Purchase Agreement and the Notes has been duly authorized by all necessary corporate action and has been duly executed and delivered by a duly authorized officer of the Company.

4. The execution and delivery of the Note Purchase Agreement and the Notes, and the issue and sale of the Notes, by the Company and the performance by the Company of its obligations thereunder will not conflict with, constitute a violation of, result in a breach of any provision of, constitute a default under, or result in the creation or imposition of any Lien or encumbrance upon any of the property of the Company pursuant to any agreement or instrument to which the Company is a party or by which its properties may be bound.

5. There is no judgment, order, action, suit, proceeding, inquiry or investigation, at law or in equity, before any Governmental Authority, arbitration board or tribunal pending against the Company or any Subsidiary or any property thereof, except for such judgments, orders, actions, suits, proceedings, inquiries or investigations that would not, individually or in the aggregate, have a Material Adverse Effect.

6. Each of the Note Purchase Agreement and the Notes constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

7. The execution and delivery of the Note Purchase Agreement and the Notes, and the issue and sale of the Notes, by the Company and the performance by the Company of its obligations thereunder, will not conflict with, constitute a violation by the Company of, result in a breach by the Company of any provision of, constitute a default by the Company under or result in the creation or imposition of any Lien or encumbrance upon any of the property of the Company pursuant to the articles of incorporation or by-laws of the Company, or any applicable statute, rule or regulation to which the Company is subject or the provisions of any agreement or instrument identified in Annex 2 hereto.

8. All consents, approvals and authorizations of, and all designations, declarations, filings, registrations, qualifications and recordations with, Governmental Authorities required on the part of the Company have been obtained in connection with the execution and delivery of the Note Purchase Agreement and the offer, issue, sale and delivery of the Notes.

9. Under existing law:

(a) The offering, issuance and sale of the Notes by the Company to the Purchasers under the circumstances contemplated by the Note Purchase Agreement are not subject to the registration requirements of the Securities Act, or the “Blue Sky” laws of the State of New York; and

(b) the Company is not required to qualify an indenture with respect to the Notes under the Trust Indenture Act of 1939, as amended.

10. Neither the issuance of the Notes nor the intended use of the proceeds of the Notes (as set forth in Section 5.15 of the Note Purchase Agreement) will violate any of Regulations T, U or X of the Federal Reserve Board.

11. The Company is not:

(a) an “investment company” or a company “controlled” by an “investment company” required to be registered under the Investment Company Act of 1940, as amended, or

(b) a “holding company” or an “affiliate” of a “holding company,” or a “subsidiary company” of a “holding company,” or a “public utility” within the meaning of the Public Utility Holding Company Act of 2005, as amended

All opinions herein contained with respect to the enforceability of documents and instruments are qualified to the extent that:

(a) the availability of equitable remedies, including without limitation, specific enforcement and injunctive relief, is subject to the discretion of the court before which any proceedings therefor may be brought; and

(b) the enforceability of certain terms provided in the Note Purchase Agreement and the Notes may be limited by applicable bankruptcy, reorganization, arrangement, insolvency, moratorium or similar laws affecting the enforcement of creditors’ rights generally as at the time in effect, and general principles of equity and the discretion of a court in granting equitable remedies (whether enforceability is considered in a proceeding at law or in equity).

I acknowledge that this opinion is being issued at the request of the Company pursuant to Section 4.4(a) of the Note Purchase Agreement and I agree that the parties listed on Annex 1 hereto may rely and are relying hereon in connection with the consummation of the transactions contemplated by the Note Purchase Agreement. Subsequent holders of the Notes may rely on this opinion as if it were specifically addressed to them.

Very truly yours,

CHS INC.

David A. Kastelic

Senior Vice President and General Counsel

1.Annex 1

Purchasers

Annex 2

Material Agreements

1.	Credit Agreement ($1,100,000,000 Seasonal Revolving Loan) dated as of May 18, 2006) by and between CoBank, ACB, St. Paul Bank for Cooperatives, et al. and Cenex Harvest States Cooperatives, including all Amendments thereto.

2.	Credit Agreement ($200,000,000 Term Loan) dated as of June 1, 1998 by and between CoBank, ACB, et al. and Cenex Harvest States Cooperatives, including all Amendments thereto.

3.	Loan Agreement dated as of September 1, 1985 between Montana Economic Development Board and Farmers Union Central Exchange, Incorporated.

4.	$225,000,000 6.81% Series A Notes due June 19, 2013 issued pursuant to Note Agreement dated as of June 19, 1998 among the Company and each of the investors listed on the Purchase Schedule attached thereto.

5.	$125,000,000 5.25% Series H Senior Notes due September 21, 2014 issued pursuant to Note Purchase Agreement dated as of September 21, 2004 among the Company and each of the investors listed on the Purchase Schedule attached thereto.

6.	$115,000,000 4.96% Series D Senior Notes due October 18, 2012 and $60,000,000 5.60% Series E Senior Notes due October 18, 2017, issued pursuant to Note Purchase Agreement dated as of October 18, 2002 among the Company and each of the investors listed on the Purchase Schedule attached thereto.

7.	$55,000,000 7.43% Series C Notes dated March 2, 2001 due March 2, 2011 issued pursuant to the Shelf Agreement.

8.	$25,000,000 7.90% Series B Notes due January 10, 2011 issued pursuant to Note Purchase and Private Shelf Agreement dated as of January 10, 2001 among the Company and The Prudential Insurance Company and certain of affiliates thereof (the “Shelf Agreement”) and $55,000,000 Private Shelf Facility established thereunder.

9.	$15,000,000 4.08% Series F Senior Notes due April 13, 2010 and $15,000,000 4.39% Series G Senior Notes due April 13, 2011 issued pursuant to Note Purchase and Private Shelf Agreement dated as of April 13, 2004 among the Company and The Prudential Insurance Company and certain of affiliates thereof and $70,000,000 Private Shelf Facility established thereunder.

10.	Loan Agreement dated as of September 28, 1984 between St. Paul Bank for Cooperatives and Inver Grove Associates Limited Partnership.

EXHIBIT 4.4(b)

FORM OF OPINION OF SPECIAL COUNSEL FOR THE PURCHASERS

October [4], 2007

To each of the Purchasers listed
on the attached Annex 1

Re: CHS Inc.

$400,000,000 6.18% Series I Senior Notes due October [4], 2017

Ladies and Gentlemen:

We have acted as special counsel for each of the Purchasers named on Annex I hereto (the “Purchasers”) in connection with that certain Note Purchase Agreement, dated as of October [4], 2007 (the “Note Purchase Agreement”) by and among the CHS Inc., a Minnesota nonstock agricultural cooperative corporation (the “Company”) and the Purchasers which provides, among other things, for the issuance and sale by the Company of its 6.18% Series I Senior Notes due October [4], 2017 in the aggregate principal amount of Four Hundred Million Dollars ($$400,000,000) (the “Notes”).

The capitalized terms used herein and not defined herein have the meanings assigned to them by or pursuant to the terms of the Note Purchase Agreement. This opinion is delivered to each of the Purchasers pursuant to Section 4.4(b) of the Note Purchase Agreement. Our representation of the Purchasers has been as special counsel for the purposes stated above.

In connection with this opinion, we have examined originals or copies of the following documents:

(A)	the Note Purchase Agreement;

(B)	the Notes;

(C)	a certificate of the Secretary of the Company, dated the date hereof, delivered pursuant to Section 4.3(b) of the Note Purchase Agreement, certifying that the copies attached thereto of the Company’s articles of incorporation and by-laws (the “Company’s Governing Documents”) and those certain resolutions passed by the Board of Directors of the Company authorizing participation in the transactions contemplated by the Notes and the Note Purchase Agreement are true, complete and correct copies thereof and are in full force and effect, and as to the incumbency and specimen signatures of certain officers of the Company;

(D)	an Officer’s Certificate on behalf of the Company, dated the date hereof and delivered pursuant to Section 4.3(a) of the Note Purchase Agreement, with respect to the matters set forth therein;

(E)	a cross receipt acknowledging payment and receipt of the purchase price for the Notes (the “Cross Receipt”);

(F)	a letter from Banc of America Securities LLC, dated October [4], 2007, making certain representations with respect to the manner in which the Notes were offered (the “Offeree Letter”); and

(G)	the opinion of David A. Kastelic, General Counsel for the Company, dated the date hereof and delivered to the Purchasers pursuant to Section 4.4(a) of the Note Purchase Agreement.

The Note Purchase Agreement and the Notes are sometimes referred to herein as the “Financing Documents.” This opinion is based entirely upon our examination of the documents listed in the preceding paragraph and we have made no other documentary review or investigation for purposes of this opinion. Based on such investigation as we have deemed appropriate, the opinion referred to in clause (vii) above is satisfactory in form and scope to us, and, in our opinion, you are justified in relying thereon.

As to all matters of fact (including factual conclusions and characterizations and descriptions of purpose, intention or other state of mind), we have relied, with the Purchasers’ permission, entirely upon (1) the representations and warranties of the Company and the Purchasers set forth in the Note Purchase Agreement, (2) the correctness of all statements set forth in the certificates described in paragraphs (iii) and (iv) above, and (3) the Offeree Letter, and have assumed, without independent inquiry, the accuracy of such representations, warranties, certificates and letter.

We have assumed the genuineness of all signatures, the conformity to the originals of all documents reviewed by us as copies, the authenticity and completeness of all original documents reviewed by us in original or copy form, the legal competence of each individual executing any document and that each Person executing the Financing Documents validly exists, has the power, authority and legal right under its articles of incorporation, by-laws, and other governing organizational documents, and under applicable corporate, cooperative or other enterprise legislation and other applicable laws, as the case may be, to enter into and perform its obligations under the Financing Documents, and is qualified to do business and in good standing under the laws of its jurisdiction of incorporation or organization and each jurisdiction where such qualification is required generally or is necessary in order for such party to enforce its rights under such documents, and that such documents have been duly authorized, executed and delivered by, and, as to Persons other than the Company, are binding upon and enforceable against, such Persons. In addition, we have relied upon the Offeree Letter without independent investigation.

For purposes of this opinion, we have made such examination of law as we have deemed necessary. This opinion is limited solely to the internal substantive laws of the State of New York as applied by courts located in the State of New York without regard to choice of law (except to the extent addressed in paragraph 5 below) and the federal laws of the United States of America (in each case, except for federal and state tax, energy, utilities, agriculture, national security or antitrust laws, as to which we express no opinion in this letter), and we express no opinion as to the laws of any other jurisdiction. In particular, our opinion in paragraph 2 below is based solely on a review of the Company’s Governing Documents and not on any analysis of the internal substantive law of the jurisdiction of organization of the Company, including statutes, rules or regulations or any interpretations thereof by any court, administrative body or other Governmental Authority and we express no opinion in paragraph 2 below as to the internal substantive law of the Company’s jurisdiction of organization. In addition, we note that the Financing Documents contain provisions stating that they are to be governed by the laws of the State of New York (each, a “Choice of Law Provision”). Except to the extent addressed below in paragraph 5, no opinion is given herein as to any Choice of Law Provision, or otherwise as to the choice of law or internal substantive rules of law that any court or other tribunal may apply to the transactions contemplated by the Financing Documents. Except as set forth in paragraph 4 below, we express no opinions as to any securities or “blue sky” laws of any jurisdiction.

Our opinion is further subject to the following exceptions, qualifications and assumptions, all of which we understand to be acceptable to the Purchasers:

(a) We have assumed without any independent investigation (i) that the execution, delivery and performance by each of the parties thereto of the Financing Documents do not and will not conflict with, or result in a breach of, the terms, conditions or provisions of, or result in a violation of, or constitute a default or require any consent (other than such consents as have been duly obtained) under, any organizational document other than the Governing Documents of the Company, any order, judgment, arbitration award or stipulation, or any agreement, to which any of such parties is a party or is subject or by which any of the properties or assets of any of such parties is bound and (ii) that the statements regarding delivery and receipt of documents and funds referred to in the Cross Receipt between you and the Company are true and correct.

(b) The enforcement of any obligations of any Person under the Financing Documents or otherwise may be limited by or subject to bankruptcy, insolvency, reorganization, moratorium, marshaling or other laws and rules of law affecting the enforcement generally of creditors’ rights and remedies (including such as may deny giving effect to waivers of debtors’ or guarantors’ rights), and we express no opinion as to the status under any fraudulent conveyance laws or fraudulent transfer laws of any of the obligations of any Person, whether under the Financing Documents or otherwise.

(c) We express no opinion as to the availability of any specific or equitable relief of any kind.

(d) The enforcement of any of the Purchasers’ rights may in all cases be subject to an implied duty of good faith and fair dealing and to general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(e) We express no opinion as to the enforceability of any particular provision of any of the Financing Documents relating to or constituting (i) waivers of rights to object to jurisdiction or venue, or consents to jurisdiction or venue, (ii) waivers of rights to (or methods of) service of process, or rights to trial by jury, or other rights or benefits bestowed by operation of law, (iii) waivers of any applicable defenses, setoffs, recoupments, or counterclaims, (iv) exculpation or exoneration clauses, clauses relating to rights of indemnity or contribution, and clauses relating to releases or waivers of unmatured claims or rights (v) waivers or variations of legal provisions or rights which are not capable of waiver or variation under applicable law.

(f) Our opinion in paragraph 3 below is based solely on a review of generally applicable laws of the State of New York and the United States of America and not on any search with respect to, or review of, any orders, decrees, judgments or other determinations specifically applicable to the Company.

(g) We express no opinion as to the effect of events occurring, circumstances arising, or changes of law becoming effective or occurring after the date hereof on the matters addressed in this opinion letter, and we assume no responsibility to inform you of additional or changed facts, or changes in law, of which we may become aware.

Based upon the foregoing, and subject to the limitations and qualifications set forth below, we are of the opinion that:

1. Each of the Note Purchase Agreement and the Notes constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms.

2. The execution and delivery by the Company of the Note Purchase Agreement and the Notes, the sale of the Notes and compliance by the Company with the provisions thereof will not constitute a violation of any of the provisions of the Company’s Governing Documents or any law, statute, rule or regulation of the State of New York.

3. No consent, approval or authorization of, or designation, declaration, filing, registration, qualification or recordation with, any Governmental Authority in respect of the Company is required under the laws of the State of New York or the United States of America in connection with (a) the execution and delivery by the Company of the Note Purchase Agreement, or (b) the offer, issue, sale and delivery of the Notes by the Company under the circumstances contemplated by the Note Purchase Agreement.

4. Under the circumstances contemplated by the Note Purchase Agreement, the offer and sale by the Company of the Notes delivered to the Purchasers today does not require registration under the Securities Act of 1933, as amended, and the Company is not required to qualify an indenture in respect of the issuance of the Notes under the Trust Indenture Act of 1939, as amended.

5. The Choice of Law Provisions are enforceable in accordance with New York General Obligations Law section 5-1401, as applied by a New York State court or a federal court sitting in New York and applying New York choice of law principles.

This opinion is delivered solely to the Purchasers and for the Purchasers’ benefit in connection with the Financing Documents and may not be relied upon by the Purchasers for any other purpose or relied upon by any other Person (other than future holders of Notes acquired in accordance with the terms of the Note Purchase Agreement) for any reason without our prior written consent.

Very truly yours,

BINGHAM McCUTCHEN LLP

Annex 1

Purchasers